Exhibit 99.2

SUPPLEMENTAL
DISCLOSURE

QUARTER ENDED DECEMBER 31, 2018

BRIXMOR® Property Group
BRX LISTED NYSE

450 Lexington Ave New York, NY 10017
800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2018

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	22
Outparcel Development & New Development Summary	24
Redevelopment Summary	25
Future Redevelopment Opportunities	27
Portfolio Summary
Portfolio Overview	30
Top Forty Retailers Ranked by ABR	31
New & Renewal Lease Summary	32
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	33
Lease Expiration Schedule	34
Properties by Largest US MSAs	35
Largest MSAs by ABR	37
Properties by State	40
Property List	41

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled "Forward-Looking Statements" and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2018

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating costs, real estate taxes and insurance expenses, (ii) excludes percentage rent and ancillary income, and (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy or (ii) one year
Stabilization	after the property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA &	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Cash Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and
(iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties and (ii) impairment of real estate assets and real estate equity investments. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents
Adjusted EBITDA as adjusted for (i) straight-line rental income, (ii) amortization of above- and below-market leases and tenant inducements, and (iii)
straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture, which was sold on August 8, 2017, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, plus (ii)
depreciation and amortization of operating properties, (iii) impairment of operating properties and real estate equity investments and (iv) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including G&A),
(ii) lease termination fees, (iii) straight-line rental income, (iv) amortization of above- and below-market leases and tenant inducements,
(v) straight-line ground rent expense and (vi) the Company's unconsolidated joint venture, which was sold on August 8, 2017.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of December
31, 2018, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in all or a portion of the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from
Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 1

GLOSSARY OF TERMS

Term	Definition

Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/18	Twelve Months Ended 12/31/18
	Total properties in Brixmor Property Group portfolio	425	425
	Acquired properties excluded from same property NOI	(3)	(4)
	Additional exclusions	(2)	(4)
	Same property NOI pool	420	417

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, EBITDAre, Adjusted EBITDA & Cash
EBITDA & Cash Adjusted EBITDA	Adjusted EBITDA provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NAREIT FFO	NAREIT FFO assists investors in analyzing and comparing the operating and financial performance of a company’s real estate between periods.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of a company's real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/18	12/31/17	12/31/18	12/31/17
Total revenues (page 6)	$ 297,655	$ 320,060	$ 1,234,340	$ 1,283,180
Net income attributable to common stockholders (page 6)	77,554	69,896	366,284	300,254
Net income attributable to common stockholders - per diluted share (page 6)	0.26	0.23	1.21	0.98
Adjusted EBITDA (page 7)	196,777	217,020	827,391	876,934
Cash Adjusted EBITDA (page 7)	188,289	207,074	788,857	831,159
NAREIT FFO (page 8)	120,769	157,705	558,273	638,381
NAREIT FFO per share/OP Unit - diluted (page 8)	0.40	0.52	1.85	2.09
Items that impact FFO comparability, net per share (page 8)	(0.08)	(0.01)	(0.16)	(0.02)
Dividends declared per share/OP Unit (page 8)	0.280	0.275	1.105	1.055
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	69.2%	53.1	59.6	50.4
NOI (page 10)	207,339	229,121	868,434	910,044

	Three Months Ended
Summary Operating and Financial Ratios	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
NOI margin (page 10)	72.0%	73.1	73.6	72.7	74.1
Same property NOI growth (page 11) (1)	(0.2)%	1.2	1.4	0.7	3.6
Fixed charge coverage (page 13)	3.9x	3.5x	3.6x	3.5x	3.6x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.2x	6.2x	6.4x	6.6x	6.4x
Net principal debt to Cash Adjusted EBITDA (page 13) (2)	6.5x	6.5x	6.7x	6.8x	6.8x

Outstanding Classes of Stock	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18	As of 12/31/17
Common shares outstanding (page 13)	298,489	299,892	302,627	302,826	304,620

Summary Portfolio Statistics (3)	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18	As of 12/31/17
Number of properties (page 30)	425	445	471	480	486
Percent billed (page 30)	88.4%	89.4	89.4	89.8	90.3
Percent leased (page 30)	91.9%	92.5	92.5	92.1	92.2
ABR PSF (page 30)	$ 14.10	$ 13.89	$ 13.73	$ 13.61	$ 13.47
New lease rent spread (page 32)	31.5%	39.7	28.7	36.7	42.7
New & renewal lease rent spread (page 32)	11.2%	13.4	14.3	16.7	16.0
Total - new, renewal & option lease rent spread (page 32)	9.5%	12.1	11.2	14.5	13.9
Total - new, renewal & option GLA (page 32)	3,093,665	3,135,370	3,396,474	2,745,080	2,918,966

2019 Guidance
NAREIT FFO per diluted share (4)(5)	$1.86 - $1.94
Same property NOI growth	2.75% - 3.25%

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on current quarter results.
(3) Reflects portfolio statistics as reported for the specified period.
(4) Does not include any expectations of one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2018

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/18	12/31/17
Assets
Real estate
Land	$1,804,504	$1,984,309
Buildings and tenant improvements	7,535,985	8,063,871
Construction in progress	90,378	81,214
Lease intangibles	667,910	792,097
	10,098,777	10,921,491
Accumulated depreciation and amortization	(2,349,127)	(2,361,070)
Real estate, net	7,749,650	8,560,421
Cash and cash equivalents	41,745	56,938
Restricted cash	9,020	53,839
Marketable securities	30,243	28,006
Receivables, net of allowance for doubtful accounts of $21,724 and $17,205	228,297	232,111
Deferred charges and prepaid expenses, net	145,662	147,508
Real estate assets held for sale	2,901	27,081
Other assets	34,903	48,022
Total assets	$8,242,421	$9,153,926

Liabilities
Debt obligations, net	$4,885,863	$5,676,238
Accounts payable, accrued expenses and other liabilities	520,459	569,340
Total liabilities	5,406,322	6,245,578

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,130,472 and 304,947,144 shares issued and 298,488,516 and 304,620,186
shares outstanding	2,985	3,046
Additional paid-in capital	3,233,329	3,330,466
Accumulated other comprehensive income	15,973	24,211
Distributions in excess of net income	(416,188)	(449,375)
Total equity	2,836,099	2,908,348
Total liabilities and equity	$8,242,421	$9,153,926

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Revenues
Rental income	$229,541	$247,113	$956,090	$997,089
Expense reimbursements	67,082	71,918	271,671	278,636
Other revenues	1,032	1,029	6,579	7,455
Total revenues	297,655	320,060	1,234,340	1,283,180

Operating expenses
Operating costs	34,877	35,137	136,217	136,092
Real estate taxes	42,018	43,490	177,401	179,097
Depreciation and amortization	85,345	89,988	352,245	375,028
Provision for doubtful accounts	3,624	1,300	10,082	5,323
Impairment of real estate assets	9,094	12,721	53,295	40,104
General and administrative	28,641	25,204	93,596	92,247
Total operating expenses	203,599	207,840	822,836	827,891

Other income (expense)
Dividends and interest	163	131	519	365
Interest expense	(49,290)	(56,076)	(215,025)	(226,660)
Gain on sale of real estate assets	50,125	13,927	209,168	68,847
Gain (loss) on extinguishment of debt, net	(16,914)	10	(37,096)	498
Other	(586)	(316)	(2,786)	(2,907)
Total other expense	(16,502)	(42,324)	(45,220)	(159,857)

Income before equity in income of unconsolidated joint venture	77,554	69,896	366,284	295,432
Equity in income of unconsolidated joint venture	—	—	—	381
Gain on disposition of unconsolidated joint venture interest	—	—	—	4,556
Net income	77,554	69,896	366,284	300,369
Net income attributable to non-controlling interests	—	—	—	(76)
Net income attributable to Brixmor Property Group Inc.	77,554	69,896	366,284	300,293
Preferred stock dividends	—	—	—	(39)
Net income attributable to common stockholders	$77,554	$69,896	$366,284	$300,254

Per common share:
Net income attributable to common stockholders:
Basic	$0.26	$0.23	$1.21	$0.98
Diluted	$0.26	$0.23	$1.21	$0.98
Weighted average shares:
Basic	299,112	304,892	302,074	304,834
Diluted	299,438	305,265	302,339	305,281

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Net income	$77,554	$69,896	$366,284	$300,369
Interest expense	49,290	56,076	215,025	226,660
Federal and state taxes	681	(75)	2,641	2,434
Depreciation and amortization - continuing operations	85,345	89,988	352,245	375,028
Depreciation and amortization - unconsolidated joint venture	—	—	—	56
EBITDA	212,870	215,885	936,195	904,547
Gain on disposition of operating properties	(50,125)	(13,927)	(209,168)	(68,847)
Gain on disposition of unconsolidated joint venture interest	—	—	—	(4,556)
Impairment of real estate assets	9,094	12,721	53,295	40,104
EBITDAre	$171,839	$214,679	$780,322	$871,248

EBITDAre	$171,839	$214,679	$780,322	$871,248
(Gain) loss on extinguishment of debt, net	16,914	(10)	37,096	(498)
SEC settlement	7,000	—	7,000	—
Litigation and other non-routine legal expenses	851	2,184	2,506	5,813
Transaction expenses	173	167	467	371
Total adjustments	24,938	2,341	47,069	5,686
Adjusted EBITDA	$196,777	$217,020	$827,391	$876,934

Adjusted EBITDA	$196,777	$217,020	$827,391	$876,934
Straight-line rental income, net (1)	(3,456)	(3,965)	(15,352)	(18,449)
Amortization of above- and below-market leases and tenant inducements, net (2)	(5,063)	(6,011)	(23,313)	(27,460)
Straight-line ground rent expense (3)	31	30	131	134
Total adjustments	(8,488)	(9,946)	(38,534)	(45,775)
Cash Adjusted EBITDA	$188,289	$207,074	$788,857	$831,159

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $2 at pro rata share for the twelve months ended December 31, 2017. Montecito
Marketplace was sold on August 8, 2017.
(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $15 at pro rata share for the twelve months ended December 31, 2017. Montecito Marketplace was sold on August 8, 2017.
(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Net income	$77,554	$69,896	$366,284	$300,369
Gain on disposition of operating properties	(50,125)	(13,927)	(209,168)	(68,847)
Gain on disposition of unconsolidated joint venture interest	—	—	—	(4,556)
Depreciation and amortization- real estate related- continuing operations	84,246	89,015	347,862	371,255
Depreciation and amortization- real estate related- unconsolidated joint venture	—	—	—	56
Impairment of operating properties	9,094	12,721	53,295	40,104
NAREIT FFO	$120,769	$157,705	$558,273	$638,381

NAREIT FFO per share/OP Unit - diluted	$0.40	$0.52	$1.85	$2.09
Weighted average shares/OP Units outstanding - basic and diluted	299,438	305,265	302,339	305,281

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(16,914)	$10	$(37,096)	$498
SEC settlement	(7,000)	—	(7,000)	—
Litigation and other non-routine legal expenses	(851)	(2,184)	(2,506)	(5,813)
Transaction expenses	(173)	(167)	(467)	(371)
Total items that impact FFO comparability	$(24,938)	$(2,341)	$(47,069)	$(5,686)
Items that impact FFO comparability, net per share	$(0.08)	$(0.01)	$(0.16)	$(0.02)

Additional Disclosures
Straight-line rental income, net (1)	$3,456	$3,965	$15,352	$18,449
Amortization of above- and below-market leases and tenant inducements, net (2)	5,063	6,011	23,313	27,460
Straight-line ground rent expense (3)	(31)	(30)	(131)	(134)

Dividends declared per share/OP Unit	$0.280	$0.275	$1.105	$1.055
Share/OP Unit dividends declared	$83,577	$83,771	$332,547	$321,610
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	69.2%	53.1%	59.6%	50.4%

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $2 at pro rata share for the twelve months ended December 31, 2017. Montecito
Marketplace was sold on August 8, 2017.
(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $15 at pro rata share for the twelve months ended December 31, 2017. Montecito Marketplace was sold on August 8, 2017.
(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	12/31/18	12/31/17

Receivables, net
Straight-line rent receivable	$128,154	$118,972
Tenant receivables	96,047	95,447
Allowance for doubtful accounts	(21,724)	(17,205)
Insurance receivable (1)	19,461	28,000
Other	6,359	6,897
Total receivables, net	$228,297	$232,111

Deferred charges and prepaid expenses, net
Deferred charges, net	$126,082	$127,778
Prepaid expenses, net	19,580	19,730
Total deferred charges and prepaid expenses, net	$145,662	$147,508

Other assets
Interest rate swaps	$18,630	$24,420
Furniture, fixtures and leasehold improvements, net	13,771	18,341
Other	2,502	5,261
Total other assets	$34,903	$48,022

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$234,651	$229,517
Below market leases, net	126,874	181,806
Dividends payable	85,284	85,597
Accrued litigation (1)	19,461	28,000
Accrued SEC settlement (2)	7,000	—
Interest rate swaps	2,571	—
Other	44,618	44,420
Total accounts payable, accrued expenses and other liabilities	$520,459	$569,340

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on
February 11, 2019.
(2) The Company and the Staff of the SEC Enforcement Division have been discussing a possible negotiated resolution with respect to the SEC investigation. Agreement has been reached on the material terms of such a resolution, which are still subject to finalizing the necessary documents and obtaining approval by the SEC, which cannot be assured. The agreement, among other things, requires the payment of a civil penalty of $7.0 million, which the Company has accrued as a contingent liability for the quarter ended December
31, 2018. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission on February 11, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Net Operating Income Detail (1)
Base rent	$215,273	$231,536	$896,225	$928,210
Ancillary and other	4,440	4,535	17,528	16,441
Expense reimbursements	67,082	71,918	271,671	278,636
Percentage rents	1,032	1,029	6,579	7,135
Operating costs	(34,846)	(35,107)	(136,086)	(135,958)
Real estate taxes	(42,018)	(43,490)	(177,401)	(179,097)
Provision for doubtful accounts	(3,624)	(1,300)	(10,082)	(5,323)
Net operating income	$207,339	$229,121	$868,434	$910,044

Operating Ratios
NOI margin (NOI / revenues)	72.0%	74.1%	72.9%	74.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.3%	91.5%	86.7%	88.4%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$207,339	$229,121	$868,434	$910,044
Lease termination fees	1,309	1,066	3,672	6,542
Straight-line rental income, net	3,456	3,965	15,352	18,451
Amortization of above- and below-market leases and tenant inducements, net	5,063	6,011	23,313	27,445
Fee income	—	—	—	320
Straight-line ground rent expense (2)	(31)	(30)	(131)	(134)
Depreciation and amortization	(85,345)	(89,988)	(352,245)	(375,028)
Impairment of real estate assets	(9,094)	(12,721)	(53,295)	(40,104)
General and administrative	(28,641)	(25,204)	(93,596)	(92,247)
Total other expense	(16,502)	(42,324)	(45,220)	(159,857)
Equity in income of unconsolidated joint venture	—	—	—	381
Gain on disposition of unconsolidated joint venture interest	—	—	—	4,556
Net income attributable to non-controlling interests	—	—	—	(76)
Preferred stock dividends	—	—	—	(39)
Net income attributable to common stockholders	$77,554	$69,896	$366,284	$300,254

Supplemental Statement of Operations Detail
Rental income
Base rent	$215,273	$231,536	$896,225	$928,210
Lease termination fees	1,309	1,066	3,672	6,542
Straight-line rental income, net	3,456	3,965	15,352	18,451
Amortization of above- and below-market leases and tenant inducements, net	5,063	6,011	23,313	27,445
Ancillary and other	4,440	4,535	17,528	16,441
Total rental income	$229,541	$247,113	$956,090	$997,089

Other revenues
Percentage rents	$1,032	$1,029	$6,579	$7,135
Fee income	—	—	—	320
Total other revenues	$1,032	$1,029	$6,579	$7,455

Interest expense
Mortgage, note and other interest	$37,321	$44,879	$171,770	$181,367
Unsecured credit facility and term loan interest	10,725	11,138	41,704	46,590
Capitalized interest	(680)	(677)	(2,478)	(2,945)
Deferred financing cost amortization	1,692	1,688	6,601	6,971
Debt premium/discount amortization, net	232	(952)	(2,572)	(5,323)
Total interest expense	$49,290	$56,076	$215,025	$226,660

Other
Federal and state taxes	$681	$(75)	$2,641	$2,434
Other	(95)	391	145	473
Total other	$586	$316	$2,786	$2,907

Additional G&A Disclosures
Capitalized direct construction compensation costs	$2,906	$2,342	$10,560	$8,142
Capitalized direct leasing legal costs	1,321	546	3,851	1,852

Capitalized direct leasing payroll costs	$1,858	$2,034	$8,016	$8,113
Capitalized direct leasing commission costs	1,686	1,519	7,100	6,060
Total capitalized direct leasing compensation costs	$3,544	$3,553	$15,116	$14,173

Equity based compensation	$1,372	$2,639	$9,378	$10,477

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $461 at pro rata share for the twelve months ended December 31, 2017. Montecito Marketplace was sold on
August 8, 2017.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/18	12/31/17	Change	12/31/18	12/31/17	Change
Same Property NOI Analysis
Number of properties	420	420	—	417	417	—
Percent billed	88.4%	89.9%	(1.5%)	88.4%	89.9%	(1.5%)
Percent leased	91.9%	91.9%	—%	91.9%	91.9%	—%

Revenues
Base rent	$209,513	$205,672		$822,778	$806,190
Ancillary and other	4,278	4,087		16,145	14,371
Expense reimbursements	65,065	64,636		248,541	245,158
Percentage rents	838	924		6,014	6,609
	279,694	275,319	1.6%	1,093,478	1,072,328	2.0%
Operating expenses
Operating costs	(35,336)	(34,035)		(125,878)	(121,064)
Real estate taxes	(40,776)	(39,416)		(162,455)	(158,844)
Provision for doubtful accounts	(3,248)	(1,165)		(8,608)	(4,503)
	(79,360)	(74,616)	6.4%	(296,941)	(284,411)	4.4%
Same property NOI	$200,334	$200,703	(0.2)%	$796,537	$787,917	1.1%

NOI margin	71.6%	72.9%		72.8%	73.5%
Expense recovery ratio	85.5%	88.0%		86.2%	87.6%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$3,841	1.9%		$16,588	2.1%
Ancillary and other	191	0.1%		1,774	0.2%
Net recoveries	(2,232)	(1.2%)		(5,042)	(0.6%)
Percentage rents	(86)	(0.0%)		(595)	(0.1%)
Provision for doubtful accounts	(2,083)	(1.0%)		(4,105)	(0.5%)
		(0.2)%			1.1%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$200,334	$200,703		$796,537	$787,917
Adjustments:
Non-same property NOI	7,005	28,418		71,897	122,127
Lease termination fees	1,309	1,066		3,672	6,542
Straight-line rental income, net	3,456	3,965		15,352	18,451
Amortization of above- and below-market leases and tenant inducements, net	5,063	6,011		23,313	27,445
Fee income	—	—		—	320
Straight-line ground rent expense	(31)	(30)		(131)	(134)
Depreciation and amortization	(85,345)	(89,988)		(352,245)	(375,028)
Impairment of real estate assets	(9,094)	(12,721)		(53,295)	(40,104)
General and administrative	(28,641)	(25,204)		(93,596)	(92,247)
Total other expense	(16,502)	(42,324)		(45,220)	(159,857)
Equity in income of unconsolidated joint venture	—	—		—	381
Gain on disposition of unconsolidated joint venture interest	—	—		—	4,556
Net income attributable to non-controlling interests	—	—		—	(76)
Preferred stock dividends	—	—		—	(39)
Net income attributable to common stockholders	$77,554	$69,896		$366,284	$300,254

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Leasing related:
Tenant improvements and tenant inducements	$14,204	$14,736	$67,030	$71,735
External leasing commissions	2,349	1,994	10,122	8,374
	16,553	16,730	77,152	80,109

Value-enhancing:
Anchor space repositionings	20,738	18,060	59,577	36,621
Outparcel developments	3,186	2,739	14,009	7,034
Redevelopments	20,614	16,129	71,673	47,171
New development	870	6,406	8,756	18,555
Other (1)	11,725	5,989	14,677	6,093
	57,133	49,323	168,692	115,474

Maintenance capital expenditures	24,570	23,381	46,512	41,272

	$98,256	$89,434	$292,356	$236,855

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/18	12/31/17
Equity Capitalization:
Common shares outstanding			298,489	304,620
Common share price			$14.69	$18.66
Total equity capitalization			$4,384,803	$5,684,209

Debt:
Revolving credit facility			$306,000	$—
Term loans			1,150,000	1,585,000
Unsecured notes			3,468,453	3,218,453
Secured mortgages			7,000	902,717
Total principal debt			4,931,453	5,706,170
Add/Less: Net unamortized premium (discount)			(11,300)	1,836
Less: Deferred financing fees			(34,290)	(31,768)
Total debt			4,885,863	5,676,238
Less: cash, cash equivalents and restricted cash			(50,765)	(110,777)
Net debt			$4,835,098	$5,565,461

Total market capitalization:			$9,219,901	$11,249,670

Liquidity:
Cash and cash equivalents and restricted cash			$50,765	$110,777
Available under revolving credit facility (1)			938,813	1,249,329
			$989,578	$1,360,106

Ratios:
Principal debt to total market capitalization			53.5%	50.7%
Principal debt to total assets, before depreciation			46.6%	49.6%
Secured principal debt to total assets, before depreciation			0.1%	7.8%
Net principal debt to Adjusted EBITDA (2)			6.2x	6.4x
Net principal debt to Cash Adjusted EBITDA (2)			6.5x	6.8x
Unencumbered assets to unsecured debt			2.1x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.0x	3.9x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.9x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.9x	3.6x

			As of	As of
			12/31/18	12/31/17
Percentage of total debt:
Fixed			83.7%	96.8%
Variable (3)			16.3%	3.2%
Unencumbered summary:
Percent of properties			99.8%	75.3%
Percent of ABR			99.9%	79.0%
Percent of NOI			99.9%	79.5%
Weighted average maturity (years):
Fixed			5.4	5.1
Variable			4.3	6.6
Total			5.2	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $5,187.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.
(3) The variable percentage of total debt is 10.3% when taking into account the four forward starting interest rate swap agreements that the Company entered into during the three months ended December 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations (1)
	Year		Scheduled Maturities	Weighted Avg Stated Interest Rate
	2019		$—	—
	2020		—	—
	2021		500,000	2.36%
	2022		750,000	3.78%
	2023		1,156,000	2.99%
	2024		807,000	3.79%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029+		3,203	7.50%
	Total Debt Maturities		$4,931,453	3.53%

	Net unamortized discount		(11,300)
	Deferred financing costs		(34,290)
	Debt obligations, net		$4,885,863

Detailed Maturity Schedule - Debt obligations (1)

	Fixed Rate Secured Mortgages		Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans

Year	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2019	$—	—	$—	—	$—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	500,000	2.36%
2022	—	—	750,000	3.78%	—	—
2023	—	—	500,000	3.25%	656,000	2.78%
2024	7,000	4.40%	500,000	3.65%	300,000	4.00%
2025	—	—	700,000	3.85%	—	—
2026	—	—	607,542	4.17%	—	—
2027	—	—	400,000	3.90%	—	—
2028	—	—	7,708	6.90%	—	—
2029+	—	—	3,203	7.50%	—	—
Total Debt Maturities	$7,000	4.40%	$3,468,453	3.79%	$1,456,000	2.89%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgages
Larchmont Centre		$7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGES		7,000	4.40		0.14

Unsecured fixed rate debt
Term Loan Facility - $500,000 (1)		500,000	2.36	7/31/21	10.14
Term Loan Facility - $350,000 (2)		350,000	2.13	12/12/23	7.10
Term Loan Facility - $300,000 (3)(4)		50,000	2.78	7/26/24	1.01
TOTAL UNSECURED FIXED RATE DEBT		900,000	2.29		18.25

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		500,000	3.88	8/15/22	10.14
3.25%, 2023 Brixmor OP Notes		500,000	3.25	9/15/23	10.14
3.65%, 2024 Brixmor OP Notes		500,000	3.65	6/15/24	10.14
3.85%, 2025 Brixmor OP Notes		700,000	3.85	2/1/25	14.19
4.13%, 2026 Brixmor OP Notes		600,000	4.13	6/15/26	12.17
7.97%, 2026 Brixmor LLC Notes		694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes		6,100	7.65	11/2/26	0.12
7.68%, 2026 Brixmor LLC Notes I		748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes		400,000	3.90	3/15/27	8.11
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90	2/15/28	0.05
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90	2/15/28	0.11
7.50%, 2029 Brixmor LLC Notes		3,203	7.50	7/30/29	0.06
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81		65.26

TOTAL FIXED RATE DEBT		$4,125,453	3.48		83.65

VARIABLE RATE DEBT: (5)
Unsecured variable rate debt
2022 Brixmor OP Notes (LIBOR + 105 bps)		$250,000	3.59	2/1/22	5.07
Revolving Credit Facility (LIBOR + 110bps)		306,000	3.53	2/28/23	6.21
Term Loan Facility - $300,000 (LIBOR + 190 bps) (4)		250,000	4.25	7/26/24	5.07
TOTAL UNSECURED VARIABLE RATE DEBT		806,000	3.77		16.35

TOTAL VARIABLE RATE DEBT		$806,000	3.77		16.35

TOTAL DEBT OBLIGATIONS		$4,931,453	3.53		100.00

	Net unamortized discount	(11,300)
	Deferred financing costs	(34,290)
	DEBT OBLIGATIONS, NET	$4,885,863

(1) Effective November 1, 2016, the Term Loan Facility - $500,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 0.878% (plus a spread of 125 basis points) through March 18, 2019.
(3) Effective July 28, 2017, $50,000 of the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed rate of 0.878% (plus a spread of 190 basis points) through March 18, 2019.
(4) The spread on the Term Loan Facility - $300,000 will be decreased from 190 basis points to 125 basis points effective July 28, 2019.
(5) During the three months ended December 31, 2018, the Company entered into four forward starting interest rate swap agreements with an effective date of January 2, 2019 to swap
$300,000 from one-month Libor to a fixed, combined rate of 2.611% through July 26, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/18

I. Aggregate debt test	< 65%	47.1%
Total Debt		4,885,863
Total Assets		10,363,248

II. Secured debt test	< 40%	0.1%
Total Secured Debt		7,217
Total Assets		10,363,248

III. Unencumbered asset ratio	> 150%	212.0%
Total Unencumbered Assets		10,343,932
Unsecured Debt		4,878,646

IV. Debt service test	> 1.5x	4.4x
Consolidated EBITDA		805,748
Annual Debt Service Charge		183,446

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the
Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017, June 2, 2017 and August 28, 2018 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/18

I. Leverage ratio	< 60%	38.2%
Total Outstanding Indebtedness		4,931,453
Balance Sheet Cash		65,092
Total Asset Value		12,729,899

II. Secured leverage ratio (1)	< 40%	N/A
Total Secured Indebtedness		7,000
Balance Sheet Cash		65,092
Total Asset Value		12,729,899

III. Unsecured leverage ratio	< 60%	38.3%
Total Unsecured Indebtedness		4,924,453
Unrestricted Cash		56,071
Unencumbered Asset Value		12,713,454

IV. Fixed charge coverage ratio	> 1.5x	4.6x
Total Net Operating Income		827,255
Capital Expenditure Reserve		11,051
Fixed Charges		177,011

(1) The secured leverage ratio is (0.5%) due to the impact of Balance Sheet Cash.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Second Amended and
Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the Securities and Exchange
Commission on February 11, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2018

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended June 30, 2018 (1)
Land adjacent to Arborland Center	Ann Arbor, MI	6/1/18	$5,475	48.5 acres	-	-	-
			$5,475	48.5 acres

Three Months Ended September 30, 2018
Outparcel building adjacent to Beneva Village Shoppes	Sarasota, FL	7/9/18	$1,500	3,710	-	-	-
			$1,500	3,710

Three Months Ended December 31, 2018 (2)
Outparcel building adjacent to Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	10/10/18	$2,200	975	-	-	-
Land adjacent to Arborland Center	Ann Arbor, MI	10/16/18	385	3.5 acres	-	-	-
Outparcel building adjacent to Wynnewood Village	Dallas-Fort Worth-Arlington, TX	12/18/18	2,500	6,000	-	-	-
			$5,085	6,975 / 3.5 acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2018		$12,060	10,685
				/ 52.0 acres

(1) In addition, on June 11, 2018, Brixmor paid $1,850 to terminate the ground lease and acquire the Rite Aid building at Lehigh Shopping Center in Bethlehem, PA.
(2) In addition, on December 19, 2018, Brixmor paid $3,100 to terminate the ground lease and acquire the Kroger building at Wendover Place in Greensboro, NC.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended March 31, 2018
Wells Fargo at Country Hills (2)	Los Angeles-Long Beach-Anaheim, CA	1/4/18	$135	3,500	100.0%	$5.14	n/a
Winchester Plaza	Huntsville, AL	1/17/18	14,750	75,780	96.2%	13.25	Publix
Crossroads Centre	St. Louis, MO-IL	1/24/18	14,650	242,752	87.9%	8.50	Ruler Foods, Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
Oakwood Commons	Nashville-Davidson--Murfreesboro--Franklin, TN	1/25/18	24,500	267,558	91.5%	11.44	Publix, Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
Galleria Commons	Las Vegas-Henderson-Paradise, NV	1/30/18	31,400	278,411	100.0%	11.89	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
Warren Plaza	Dubuque, IA	3/30/18	8,950	96,310	90.5%	8.48	Hy-Vee
Clocktower Place	St. Louis, MO-IL	3/30/18	12,000	209,832	92.9%	7.98	ALDI, Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
			$106,385	1,174,143

Three Months Ended June 30, 2018
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	4/27/18	$17,450	68,658	98.0%	$17.56	Publix
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	4/27/18	14,300	70,203	98.3%	14.67	Publix
Pensacola Square	Pensacola-Ferry Pass-Brent, FL	5/9/18	9,100	142,767	82.4%	9.43	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom
Roundtree Place	Ann Arbor, MI	5/16/18	11,500	246,620	98.6%	13.07	Walmart Supercenter, Harbor Freight Tools, Ollie's Bargain Outlet
Shoppes at Hickory Hollow	Nashville-Davidson--Murfreesboro--Franklin, TN	5/23/18	12,600	144,469	79.4%	11.27	Kroger, Citi Trends
Brooksville Square (3)	Tampa-St. Petersburg-Clearwater, FL	5/31/18	10,000	60,000	100.0%	12.04	Publix
Southland Shopping Plaza	Toledo, OH	6/7/18	4,200	285,278	67.9%	7.38	Big Lots, Planet Fitness, Shopper's World
Midpoint Center	Cape Coral-Fort Myers, FL	6/15/18	16,500	75,386	98.6%	13.72	Publix
Paradise Plaza	Chico, CA	6/29/18	7,887	196,451	97.9%	7.90	Save Mart, Kmart
Grand Traverse Crossing	Traverse City, MI	6/29/18	35,800	411,758	100.0%	27.02	Walmart Supercenter, Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
			$139,337	1,701,590

Three Months Ended September 30, 2018
Lakewood Plaza	New York-Newark-Jersey City, NY-NJ-PA	7/12/18	$56,000	203,210	100.0%	$17.52	Gourmet Glatt Market, Dollar Tree
Braes Link	Houston-The Woodlands-Sugar Land, TX	7/13/18	8,675	38,997	100.0%	17.98	Walgreens
Liberty Plaza	Baltimore-Columbia-Towson, MD	7/19/18	9,500	57,954	94.0%	16.50	Marshalls
Dominick's Box at Elk Grove Town Center (2)	Chicago-Naperville-Elgin, IL-IN-WI	7/27/18	3,000	72,385	100.0%	-	Dominick's
Mount Carmel Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7/31/18	1,100	14,504	84.5%	13.79	SGS Paper
Fashion Square	Jacksonville, FL	8/1/18	2,500	36,029	46.5%	32.00	Miller's Orange Park Ale House

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

County Line Plaza	Jackson, MS	8/3/18	17,500	221,127	84.5%	11.18	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
St Francis Plaza	Santa Fe, NM	8/6/18	7,900	35,800	100.0%	14.33	Natural Grocers, Walgreens
Iberia Plaza	Lafayette, LA	8/7/18	9,100	131,630	96.6%	6.63	Super 1 Foods
Lagniappe Village	Lafayette, LA	8/7/18	14,500	208,354	92.2%	9.48	Big Lots, Citi Trends, Stage, T.J.Maxx
Dover Park Plaza	Trenton, NJ	8/8/18	7,100	56,638	85.7%	15.84	CVS, Dollar Tree
Dublin Village	Dublin, GA	8/21/18	8,450	94,920	97.5%	7.81	Kroger
Northgate Plaza	Columbus, OH	8/29/18	2,825	15,219	100.0%	17.68	-
Bardin Place Center	Dallas-Fort Worth-Arlington, TX	9/13/18	45,500	420,550	100.0%	9.80	WinCo Foods, Hemispheres, Hobby Lobby, Ross Dress for Less
New Holland Shopping Center	Lancaster, PA	9/17/18	5,600	65,878	96.2%	8.84	Grocery Outlet, Family Dollar
Cherry Square	Allentown-Bethlehem-Easton, PA-NJ	9/20/18	8,700	75,005	94.7%	9.85	Redner's Warehouse Market
Esplanade Shopping Center	Oxnard-Thousand Oaks-Ventura, CA	9/21/18	95,000	356,864	93.0%	20.96	Walmart Neighborhood Market, Bob's Discount Furniture, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx
Brooksville Square (3)	Tampa-St. Petersburg-Clearwater, FL	9/21/18	4,620	96,361	88.5%	10.21	-
Festival Center	Kankakee, IL	9/21/18	3,015	63,796	100.0%	6.85	Big Lots, Dollar General
Chicopee Marketplace	Springfield, MA	9/21/18	29,500	151,003	100.0%	19.49	Marshalls, Party City, Staples
Smith's (4)	-	9/24/18	421	48,000	100.0%	10.54	-
Kimberly West Shopping Center	Davenport-Moline-Rock Island, IA-IL	9/24/18	7,500	113,713	90.1%	6.40	Hy-Vee
Dillsburg Shopping Center	York-Hanover, PA	9/24/18	24,400	153,088	95.1%	13.40	Giant Food (Ahold), Dollar Tree, Rite Aid, Tractor Supply
Cedar Bellaire	Houston-The Woodlands-Sugar Land, TX	9/24/18	17,250	50,967	100.0%	16.68	H-E-B
Shops of Riverdale	Atlanta-Sandy Springs-Roswell, GA	9/27/18	2,431	16,808	70.3%	20.41	-
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	9/28/18	25,500	299,978	96.6%	17.03	Costco, Dick's Sporting Goods, JOANN, P.C. Richard & Son
Clinton Crossing	Jackson, MS	9/28/18	14,750	112,148	96.6%	10.65	Kroger
Kimball Crossing	Chattanooga, TN-GA	9/28/18	21,200	280,476	98.9%	7.63	Walmart Supercenter, Goody's
			$453,537	3,491,402

Three Months Ended December 31, 2018
Clovis Commons	Fresno, CA	10/10/18	$45,000	180,955	95.0%	$22.61	Best Buy, Office Depot, PetSmart, T.J.Maxx
Sterling Bazaar	Peoria, IL	10/15/18	4,935	87,359	83.6%	9.53	Kroger
Sangamon Center North	Springfield, IL	10/15/18	11,550	139,757	94.9%	10.13	Schnucks, U.S. Post Office
Klein Square	Houston-The Woodlands-Sugar Land, TX	10/16/18	7,000	80,636	93.8%	9.79	Food Town, Family Dollar, Petco
Plantation Plaza	Houston-The Woodlands-Sugar Land, TX	10/16/18	3,600	99,141	46.3%	10.99	Dollar Tree, Walgreens
HEB at Northshore Plaza (5)	Corpus Christi, TX	10/24/18	4,650	74,627	100.0%	-	H-E-B
Bittersweet Plaza	South Bend-Mishawake, IN-MI	11/7/18	7,850	92,295	91.3%	8.97	Martin's Super Market
Market Place	Dayton, OH	11/13/18	5,750	182,487	89.6%	7.65	Kroger, Roses

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 20

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Shops at Northshore Plaza (5)	Corpus Christi, TX	11/15/18	8,150	77,517	94.8%	10.90	Bealls (Stage Stores)
Mist Lake Plaza	Lexington-Fayette, KY	11/16/18	15,500	217,292	40.4%	8.71	Gabriel Brothers
Wadsworth Crossings	Cleveland-Elyria, OH	11/16/18	16,000	118,145	71.8%	18.74	OfficeMax, Petco, Planet Fitness
Woodbourne Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	11/30/18	6,850	29,821	88.3%	21.54	-
Five Points	Corpus Christi, TX	12/7/18	32,650	277,046	91.2%	12.83	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
Northwood Plaza	Houston-The Woodlands-Sugar Land, TX	12/10/18	18,000	136,747	100.0%	12.22	Food City
Land adjacent to Moundsville Plaza	Moundsville, WV	12/11/18	1,075	10.5 acres	-	-	-
San Bernardino Center	Riverside-San Bernardino-Ontario, CA	12/12/18	14,000	143,082	100.0%	8.05	Big Lots, Target
Southgate Center	Tampa-St. Petersburg-Clearwater, FL	12/14/18	28,000	248,501	98.6%	11.19	Publix, Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket
Kline Plaza	Harrisburg-Carlisle, PA	12/20/18	8,700	214,628	85.6%	9.61	Giant Food (Ahold), Citi Trends
Bethlehem Square	Allentown-Bethlehem-Easton, PA-NJ	12/21/18	41,313	389,450	96.9%	14.85	Giant Food (Ahold), T.J.Maxx, The Home Depot, Walmart
Elkhart Plaza West	Elkhart-Goshen, IN	12/28/18	4,305	81,651	91.0%	31.03	Martin's Super Market, CVS
Farrar Place	Tullahoma-Manchester, TN	12/28/18	4,200	43,220	100.0%	8.98	Food Lion (Delhaize)
Valley Commons	Roanoke, VA	12/28/18	1,155	45,580	23.0%	10.19	-
			$290,233	2,959,937 / 10.5 acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2018		$989,492	9,327,072 / 10.5 acres

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Represents partial sale of shopping center. Data presented reflects only portion of property sold.
(3) Partial sale of property occurred in the three months ended June 30, 2018. Remaining portion sold in the three months ended September 30, 2018. Data presented reflects only portion of property sold in each respective quarter.

(4) Located in Socorro, NM.
(5) Partial sale of property occurred on 10/24/18. Remaining portion sold on 11/15/18. Data presented reflects only portion of property sold in each respective transaction.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2018
1	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 35K SF Burlington
2	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF junior anchor
3	London Marketplace	London, KY	Remerchandise former Kmart with a 36K SF Kohl's and additional junior anchors
4	Arborland Center	Ann Arbor, MI	Remerchandise former Toys"R"Us with a 48K SF Gardner White Furniture
5	Maplewood	Houston-The Woodlands-Sugar Land, TX	Combine underutilized small shop space to accommodate relocation and expansion of Burke's Outlet to 21K SF

In Process Projects
6	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, an 18K SF Cost Plus World Market and a 20K SF Shoe Station
7	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington to 47K SF and remerchandise former Old Navy with an 18K SF Burke's
8	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 20K SF junior anchor and additional small shop space
9	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF Five Below and 5K SF Famous Footwear
10	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and a 17K SF Goldfish Swim School
11	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordmans with a 40K SF Burlington and a 15K SF Planet Fitness
12	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 45K SF Big Lots, a 33K SF Tractor Supply and a 22K SF Planet Fitness and additional small shop space
13	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
14	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
15	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Rightsize existing T.J. Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
16	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
17	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies"R"Us with a 55K SF Urban Air Adventure Park
18	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
19	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and a 36K SF Bed Bath & Beyond
20	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness
21	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
22	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
23	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with a 11K SF Five Below
24	Dickson City Crossings - Project I	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington and an additional junior anchor
25	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
26	Kingston Overlook	Knoxville, TN	Remerchandise former Babies"R"Us with a 42K SF Urban Air Adventure Park
27	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace
28	Williamson Square	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
29	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 37K SF LA Fitness
30	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Ace Hardware with a 19K SF ALDI and additional small shop space

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

31	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 22K SF Planet Fitness and additional junior anchors
32	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and additional junior anchor
33	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	33	$136,400	$58,800	9% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS (2)
Projects Completed During The Three Months Ended December 31, 2018
1	Redford Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 41K SF Sun Valley Market and a 15K SF Citi Trends
2	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Recapture and remerchandise former Kmart with a 95K SF At Home
3	The Centre at Navarro	Victoria, TX	Remerchandise former Hastings with a 20K SF Planet Fitness and additional small shop space

Projects Completed During The Nine Months Ended September 30, 2018
4	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
5	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
6	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
7	Haymarket Square	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
8	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K SF of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
9	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco
10	Dickson City Crossings - Project II	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former hhgregg with a 28K SF Gabe's
11	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
12	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI
13	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas Paredes with a 25K SF EL Rancho Grocer
14	Winwood Town Center	Odessa, TX	Remerchandise former Hastings with a 25K SF dd's Discounts (Ross Dress for Less)

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Completed	14	$24,650	12%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) The project at Wadsworth Crossings was removed from completed projects due to sale of property during the fourth quarter.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 23

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:					Net	Gross

				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2018
1	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Construction of an 8K SF Lazy Dog Restaurant and Bar	Dec-19	$2,300	$200	6%
2	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 2K SF Starbucks	Sep-20	3,950	300	9%

	In Process Projects
3	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Construction of a 4K SF Andigo Credit Union	Mar-19	200	200	60%
4	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19	3,100	2,700	8%
5	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19	500	100	8%
6	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19	150	50	89%
7	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Jun-19	1,250	1,100	14%
8	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 2K SF Dunkin' and a 4K SF Fuzzy's Taco Shop	Sep-19	2,450	1,950	9%
9	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Sep-19	400	150	20%
10	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Dec-19	2,900	2,600	15%
11	Hanover Square	Richmond, VA	Construction of a 12K SF multi-tenant outparcel, including a 5K SF Panera and a 2K SF Chipotle	Mar-20	4,250	2,450	11%
12	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,050	1,950	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$24,500	$13,750	11%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended December 31, 2018
1	Berkshire Crossing	Pittsfield, MA	Construction of a 5K SF Chili's	Dec-18		$350	41%
2	Parkway Plaza	Winston-Salem, NC	Construction of a 3K SF Biscuitville	Dec-18		650	18%

	Projects Completed During The Nine Months Ended September 30, 2018
3	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Mar-18		4,000	12%
4	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Mar-18		1,050	12%
5	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18		50	193%
6	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash	Sep-18		50	130%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$6,150	17%

NEW DEVELOPMENTS:
				Stabilization		Net Project

	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

COMPLETED NEW DEVELOPMENTS
	Projects Completed During The Nine Months Ended September 30, 2018
1	Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 38K SF HomeSense (TJX), an 18K SF PetSmart, a 10K SF ULTA, a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco and solar array installation	Sep-18		$39,300	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2018

1	Hearthstone Corners	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Kroger with a 63K SF El Rancho grocer; redevelopment of former Stein Mart and adjacent small shop space with a 40K SF Conn's HomePlus; and shopping center upgrades including façade renovations and pylon sign upgrades	16	Dec-19	$3,800	$400	9

2	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including facade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,950	200	9

3	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Dec-20	6,400	550	9

4	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Dec-20	10,100	750	8

	In Process Projects

5	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Sep-19	6,550	5,200	10

6	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; and shopping center upgrades including new landscaping	35	Sep-19	10,450	3,800	9

7	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel and new façades	34	Sep-19	16,100	7,300	7

8	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF BevMo! and construction of 19K SF of additional retail space; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, integrated mesh network systems and electric vehicle charging stations
				36	Dec-19	21,000	11,550	9

9	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; rightsize small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Dec-19	10,350	1,900	10

10	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Jun-20	11,100	7,400	11

11	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Jun-20	4,950	1,650	14

12	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 44K SF office building and relocate / terminate existing shops; ground up construction of a 34K SF LA Fitness and 73K SF Maya Cinemas	65	Jun-20	21,450	4,550	8

13	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-20	6,500	3,800	8

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 25

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

14	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,550	12,350	7

15	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	37,050	12,200	9

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$191,300	$73,600	9

				Property	Stabilization		Net Project
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,3)	NOI Yield (1,3)

COMPLETED REDEVELOPMENTS
	Projects Completed During The Three Months Ended December 31, 2018

1	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA; construction of a 4K SF Panera outparcel with drive-thru; and solar array installation	53	Dec-18		$9,300	9

2	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking	66	Dec-18		11,600	10

3	Maple Village - Phase I	Ann Arbor, MI	Redevelopment of former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods and an 11K SF Ulta and an additional 5K small shop space	31	Dec-18		13,250	6

	Projects Completed During The Nine Months Ended September 30, 2018

4	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade, pylon sign and common area enhancements, LED lighting, parking realignment and new landscaping	11	Mar-18		18,700	8

5	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes and a 2K SF T-Mobile; and shopping center upgrades including façade and common area enhancements, LED lighting and new landscaping	14	Jun-18		1,650	15

6	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Sep-18		6,350	8

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$60,850	8

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 26

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale - Phase III	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
8	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
9	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
10	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
11	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
12	Roosevelt Mall - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
14	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Fox Run (1)	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
3	North Dover Center (1)	Dover, DE	Redevelopment of existing anchor space for multiple retailers
4	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
7	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
8	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Rebranding of shopping center, including reconfiguration of small shop space
9	Rivercrest Shopping Center (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
10	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
11	Market Centre	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
12	WaterTower Plaza (1)	Worcester, MA-CT	Redevelopment of existing anchor space for multiple retailers
13	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
14	Redford Plaza	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
15	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
16	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
17	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of additional anchor space for multiple retailers, enhancement of common areas
18	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
19	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
20	Bristol Park (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
21	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
22	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 27

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

23	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
24	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of additional anchor space for multiple retailers, potential outparcel development
25	Carmel Village	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
26	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space
27	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
28	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas

(1) Indicates project added to pipeline during the three months ended December 31, 2018.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 28

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2018

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		12/31/18	9/30/18	6/30/18	3/31/18	12/31/17

Number of properties		425	445	471	480	486
GLA		73,673,124	76,577,108	79,997,289	81,732,582	82,812,209
Percent billed		88.4%	89.4%	89.4%	89.8%	90.3%
Percent leased		91.9%	92.5%	92.5%	92.1%	92.2%
TOTAL ≥ 10,000 SF		94.6%	95.5%	95.6%	95.4%	95.5%
TOTAL < 10,000 SF		85.7%	85.5%	85.1%	84.4%	84.5%
ABR		$887,743	$911,116	$941,392	$943,734	$949,568
ABR PSF		$14.10	$13.89	$13.73	$13.61	$13.47

PORTFOLIO BY UNIT SIZE AS OF 12/31/18
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	480	28,775,204	92.3%	95.6%	21.1%	$236,033	$9.88
20,000 - 34,999 SF	515	13,570,354	89.4%	94.1%	13.4%	134,353	10.70
10,000 - 19,999 SF	653	8,951,555	88.0%	92.2%	11.7%	111,006	13.86
5,000 - 9,999 SF	1,207	8,309,491	84.9%	87.1%	17.9%	120,651	17.44
< 5,000 SF	6,699	14,066,520	81.6%	84.8%	35.9%	285,700	24.70
TOTAL	9,554	73,673,124	88.4%	91.9%	100.0%	$887,743	$14.10

TOTAL ≥ 10,000 SF	1,648	51,297,113	90.8%	94.6%	46.1%	$481,392	$10.83
TOTAL < 10,000 SF	7,906	22,376,011	82.8%	85.7%	53.9%	406,351	21.98

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 30

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	86	2,676,266	3.6%	$29,515	3.3%	$11.03
2	The Kroger Co. (2)	54	3,607,839	4.9%	25,880	2.9%	7.17
3	Dollar Tree Stores, Inc. (3)	133	1,522,382	2.1%	16,132	1.8%	10.60
4	Burlington Stores, Inc.	23	1,446,713	2.0%	12,618	1.4%	8.72
5	Publix Super Markets, Inc.	30	1,332,920	1.8%	12,521	1.4%	9.39
6	Albertson's Companies, Inc. (4)	20	1,122,477	1.5%	12,020	1.4%	10.71
7	Ahold Delhaize (5)	21	1,145,961	1.6%	11,906	1.3%	10.39
8	L.A Fitness International, LLC	15	629,515	0.9%	10,469	1.2%	16.63
9	Ross Stores, Inc. (6)	32	881,393	1.2%	10,057	1.1%	11.41
10	Wal-Mart Stores, Inc. (7)	19	2,351,481	3.2%	9,979	1.1%	4.24
		433	16,716,947	22.8%	151,097	16.9%	9.04

11	Bed Bath & Beyond, Inc. (8)	31	765,616	1.0%	9,693	1.1%	12.66
12	PetSmart, Inc.	26	587,388	0.8%	8,796	1.0%	14.97
13	Big Lots, Inc.	39	1,276,178	1.7%	8,216	0.9%	6.44
14	PETCO Animal Supplies, Inc. (9)	34	460,940	0.6%	7,930	0.9%	17.20
15	Best Buy Co., Inc.	14	583,462	0.8%	7,838	0.9%	13.43
16	The Michaels Companies, Inc.	27	604,054	0.8%	7,166	0.8%	11.86
17	Kohl's Corporation	12	914,585	1.2%	7,107	0.8%	7.77
18	Party City Holdco Inc.	33	471,082	0.6%	6,482	0.7%	13.76
19	Office Depot, Inc. (10)	27	592,765	0.8%	6,450	0.7%	10.88
20	Ulta Beauty, Inc.	24	274,429	0.4%	6,151	0.7%	22.41
		700	23,247,446	31.5%	226,926	25.4%	9.76

21	Staples, Inc.	23	476,124	0.6%	5,959	0.7%	12.52
22	DICK's Sporting Goods, Inc. (11)	10	372,043	0.5%	5,155	0.6%	13.86
23	Hobby Lobby Stores, Inc.	14	779,033	1.1%	5,036	0.6%	6.46
24	Ascena Retail Group, Inc. (12)	45	279,104	0.4%	5,016	0.6%	17.97
25	CVS Health	17	237,699	0.3%	4,921	0.6%	20.70
26	Five Below, Inc.	30	261,656	0.4%	4,912	0.6%	18.77
27	Southeastern Grocers (13)	12	568,562	0.8%	4,534	0.5%	7.97
28	JOANN Stores, Inc.	21	415,255	0.6%	4,402	0.5%	10.60
29	DSW, Inc.	14	268,691	0.4%	4,376	0.5%	16.29
30	The Home Depot, Inc.	6	556,632	0.8%	4,326	0.5%	7.77
31	Giant Eagle, Inc	5	391,503	0.5%	4,285	0.5%	10.94
32	Mattress Firm, Inc.	31	186,366	0.3%	4,278	0.5%	22.95
33	H.E. Butt Grocery Company (14)	5	293,610	0.4%	4,253	0.5%	14.49
34	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.5%	19.37
35	Sally Beauty Holdings, Inc. (15)	102	180,900	0.2%	4,133	0.5%	22.85
36	Barnes & Noble, Inc.	10	224,673	0.3%	4,023	0.5%	17.91
37	JP Morgan Chase & Co.	28	101,202	0.1%	3,950	0.4%	39.03
38	Wakefern Food Corporation (16)	6	307,332	0.4%	3,858	0.4%	12.55
39	Gap, Inc. (17)	15	236,332	0.3%	3,838	0.4%	16.24
40	Price Chopper	5	335,138	0.5%	3,824	0.4%	11.41

	TOTAL TOP 40 RETAILERS	1,103	29,933,656	40.7%	$316,156	35.7%	$10.56

(1) Includes T.J. Maxx-39, Marshalls-35, HomeGoods-10, HomeSense-1 and Sierra		(5) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2,				(10) Includes Office Depot-14 and OfficeMax-13.
Trading Post-1.		Bottom Dollar Food-1, Hannaford-1 and Tops Market-1. Excludes one lease				(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
(2) Includes Kroger-42, King Soopers-3, Harris Teeter-2, Ralphs-2, Pick ' N Save-2,		where retailer is guarantor.				(12) Includes dressbarn-16, Catherines-8, Justice-7, Lane Bryant-7,
Dillons-1, Food 4 Less-1 and Pay Less-1.		(6) Includes Ross Dress for Less-29 and dd's Discounts-3.				maurices-5, Ann Taylor-1 and Roz & Ali-1.
(3) Includes Dollar Tree-110, Family Dollar-22 and Deals$-1.		(7) Includes Supercenters-11, Discount Stores-4, Walmart Neighborhood				(13) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
(4) Includes Vons-4, Acme-3, Randalls-3, Albertsons-2, Jewel-Osco-2,		Market-3 and Sam's Club-1.				(14) Includes H-E-B-4 and Central Market-1.
Shaw's-2, Tom Thumb-2, Shop & Save Market-1 and Star Market-1.		(8) Includes Bed Bath & Beyond-17, Harmon Face Values-6, Christmas				(15) Includes Sally Beauty-94, Cosmoprof-7 and Macon Beauty Systems-1.
		Tree Shops-4, Cost Plus World Market-2 and buybuy Baby-2.				(16) Includes ShopRite-3 and PriceRite-3.
		(9) Includes PETCO-33 and Unleashed-1.				(17) Includes Old Navy-11, GAP Factory-3 and Banana Republic-1.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 31

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/18	454	3,093,665	$42,079	$13.60	$6.97	$1.64	6.4	360	2,648,318	$12.85	$11.74	9.5
Three months ended 9/30/18	509	3,135,370	45,587	14.54	6.97	1.31	6.0	411	2,805,889	14.10	12.58	12.1
Three months ended 6/30/18	576	3,396,474	50,355	14.83	7.60	1.37	6.6	477	2,754,832	14.99	13.48	11.2
Three months ended 3/31/18	440	2,745,080	39,606	14.43	8.90	1.63	7.3	371	2,228,858	14.76	12.89	14.5
TOTAL - TTM	1,979	12,370,589	$177,627	$14.36	$7.57	$1.48	6.6	1,619	10,437,897	$14.16	$12.67	11.8

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/18	401	2,105,376	$32,938	$15.64	$10.25	$2.41	7.0	307	1,660,029	$14.99	$13.48	11.2
Three months ended 9/30/18	436	2,238,581	34,534	15.43	9.76	1.84	6.4	338	1,909,100	14.93	13.17	13.4
Three months ended 6/30/18	464	2,077,701	34,534	16.62	12.23	2.19	7.6	365	1,436,059	17.73	15.51	14.3
Three months ended 3/31/18	395	2,046,088	31,087	15.19	11.94	2.19	8.0	326	1,529,866	15.93	13.65	16.7
TOTAL - TTM	1,696	8,467,746	$133,093	$15.72	$11.01	$2.15	7.2	1,336	6,535,054	$15.79	$13.88	13.8

NEW LEASES
Three months ended 12/31/18	153	935,830	$14,452	$15.44	$20.84	$5.42	9.2	61	501,633	$13.14	$9.99	31.5
Three months ended 9/30/18	157	875,425	12,937	14.78	21.76	4.53	9.1	62	555,850	12.84	9.19	39.7
Three months ended 6/30/18	176	1,013,676	15,093	14.89	23.52	4.46	9.6	80	381,233	16.40	12.74	28.7
Three months ended 3/31/18	151	1,042,526	15,090	14.47	21.11	4.29	10.2	82	526,304	15.91	11.64	36.7
TOTAL - TTM	637	3,867,457	$57,572	$14.89	$21.82	$4.66	9.6	285	1,965,020	$14.43	$10.74	34.4

RENEWAL LEASES
Three months ended 12/31/18	248	1,169,546	$18,486	$15.81	$1.77	$—	5.1	246	1,158,396	$15.79	$14.99	5.3
Three months ended 9/30/18	279	1,363,156	21,597	15.84	2.06	0.10	4.7	276	1,353,250	15.79	14.80	6.7
Three months ended 6/30/18	288	1,064,025	19,441	18.27	1.47	0.03	5.6	285	1,054,826	18.22	16.51	10.4
Three months ended 3/31/18	244	1,003,562	15,997	15.94	2.40	—	5.6	244	1,003,562	15.94	14.70	8.4
TOTAL - TTM	1,059	4,600,289	$75,521	$16.42	$1.92	$0.04	5.2	1,051	4,570,034	$16.38	$15.22	7.6

OPTION LEASES
Three months ended 12/31/18	53	988,289	$9,141	$9.25	$—	$—	5.1	53	988,289	$9.25	$8.83	4.8
Three months ended 9/30/18	73	896,789	11,053	12.32	—	—	5.1	73	896,789	12.32	11.34	8.6
Three months ended 6/30/18	112	1,318,773	15,821	12.00	0.30	0.08	5.2	112	1,318,773	12.00	11.28	6.4
Three months ended 3/31/18	45	698,992	8,519	12.19	—	—	5.3	45	698,992	12.19	11.23	8.5
TOTAL - TTM	283	3,902,843	$44,534	$11.41	$0.10	$0.03	5.2	283	3,902,843	$11.41	$10.66	7.0

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 12/31/18						TTM Ended 12/31/18
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	15%	67%	45%	$9.19	9.4%		14%	63%	44%	$10.04	11.8
	New & Renewal Leases Only	11%	56%	37%	10.41	13.8%		10%	54%	37%	10.59	16.7
New Leases		12%	64%	44%	10.62	39.4%		13%	64%	45%	10.41	46.0
Renewal Leases		10%	50%	32%	10.19	2.7%		8%	46%	30%	10.78	4.3
Option Leases		43%	90%	74%	7.57	3.7%		34%	83%	67%	9.27	6.4
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	85%	33%	55%	$22.59	9.3%		86%	37%	56%	$21.83	11.6
	New & Renewal Leases Only	89%	44%	63%	22.37	9.5%		90%	46%	63%	21.84	12.3
New Leases		88%	36%	56%	23.90	23.3%		87%	36%	55%	22.80	25.2
Renewal Leases		90%	50%	68%	21.48	6.6%		92%	54%	70%	21.29	9.1
Option Leases		57%	10%	26%	24.72	8.1%		66%	17%	33%	21.79	8.4

(1) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 32

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		12/31/18	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
	NEW LEASES
	Weighted average over lease term:
	Base rent	$ 16.03	$ 16.81	$ 15.66	$ 16.08	$ 15.58	$ 16.94
	Tenant improvements and allowances	(2.29)	(2.10)	(2.38)	(2.43)	(2.24)	(2.17)
	Third party leasing commissions	(0.49)	(0.57)	(0.48)	(0.47)	(0.44)	(0.42)
	NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	13.25	14.14	12.80	13.18	12.90	14.35
	Tenant specific landlord work (1)	(0.70)	(1.11)	(0.55)	(0.56)	(0.60)	(0.45)
	NET EFFECTIVE RENT	$ 12.55	$ 13.03	$ 12.25	$ 12.62	$ 12.30	$ 13.90
	Net effective rent before tenant specific landlord work /
	base rent	83%	84%	82%	82%	83%	85%
	Net effective rent / base rent	78%	77%	78%	79%	79%	82%
	Weighted average term (years)	9.6	9.2	9.1	9.6	10.2	9.2

	PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	40%	36%	39%	40%	45%	47%
	< 10,000 SF	60%	64%	61%	60%	55%	53%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 12/31/18:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	82	2,367,460	$ 27,310	$ 11.54
	< 10,000 SF	266	730,379	19,378	26.53
	TOTAL	348	3,097,839	$ 46,688	$ 15.07

(1) Represents base building costs funded through tenant allowances.
Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 33

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	313	922,947	1.4	1.5%	$14.24	$14.24	10	246,727	0.5%	0.4%	$7.00	$7.00	303	676,220	3.5%	2.8%	$16.88	$16.88
2019	1,154	6,349,213	9.4	8.8%	12.25	12.25	104	3,580,029	7.4%	5.8%	7.80	7.80	1,050	2,769,184	14.4%	12.3%	18.01	18.01
2020	1,356	9,985,621	14.7	13.8%	12.26	12.34	229	7,056,947	14.5%	13.0%	8.85	8.87	1,127	2,928,674	15.3%	14.8%	20.49	20.69
2021	1,206	9,244,589	13.7	12.9%	12.38	12.58	193	6,511,557	13.4%	12.2%	9.00	9.02	1,013	2,733,032	14.3%	13.8%	20.45	21.06
2022	1,039	8,276,063	12.2	12.4%	13.28	13.66	197	5,933,573	12.2%	12.1%	9.83	9.92	842	2,342,490	12.2%	12.7%	22.01	23.14
2023	991	7,312,658	10.8	11.1%	13.51	13.95	179	5,012,353	10.3%	10.2%	9.80	9.87	812	2,300,305	12.0%	12.2%	21.59	22.82
2024	646	6,613,415	9.8	9.0%	12.14	13.09	157	5,081,137	10.5%	10.0%	9.53	10.07	489	1,532,278	8.0%	7.8%	20.78	23.07
2025	295	3,248,556	4.8	4.9%	13.38	14.46	83	2,468,035	5.1%	5.6%	10.96	11.58	212	780,521	4.1%	4.0%	21.04	23.55
2026	287	2,855,423	4.2	4.9%	15.29	16.81	77	2,139,509	4.4%	5.4%	12.14	13.00	210	715,914	3.7%	4.4%	24.69	28.21
2027	308	2,911,954	4.3	4.9%	14.87	16.78	70	2,109,713	4.4%	5.2%	11.81	12.99	238	802,241	4.2%	4.5%	22.89	26.75
2028	304	2,672,197	3.9	4.8%	16.15	18.16	69	1,907,365	3.9%	4.6%	11.66	12.50	235	764,832	4.0%	5.1%	27.35	32.27
2029+	423	7,320,239	10.8	11.0%	13.30	15.47	181	6,500,368	13.4%	15.5%	11.49	13.14	242	819,871	4.3%	5.6%	27.69	33.92

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	313	922,947	1.4	1.5%	$14.24	$14.24	10	246,727	0.5%	0.3%	$7.00	$7.00	303	676,220	3.5%	2.8%	$16.88	$16.88
2019	857	3,179,878	4.7	5.0%	13.98	13.98	47	1,150,960	2.4%	1.9%	7.83	7.83	810	2,028,918	10.6%	8.7%	17.46	17.46
2020	908	3,600,956	5.3	6.1%	15.12	15.30	65	1,575,424	3.2%	2.9%	8.90	9.00	843	2,025,532	10.6%	9.9%	19.95	20.19
2021	821	2,761,224	4.1	5.4%	17.35	17.90	40	897,495	1.8%	2.0%	10.56	10.64	781	1,863,729	9.7%	9.5%	20.62	21.40
2022	681	2,352,362	3.5	4.8%	18.09	19.08	40	783,773	1.6%	1.8%	11.07	11.24	641	1,568,589	8.2%	8.3%	21.59	22.99
2023	660	2,445,455	3.6	4.9%	17.63	18.74	48	893,218	1.8%	1.9%	10.55	10.87	612	1,552,237	8.1%	8.3%	21.70	23.27
2024	494	2,299,948	3.4	3.8%	14.79	16.33	40	1,055,893	2.2%	1.9%	8.72	9.32	454	1,244,055	6.5%	6.1%	19.93	22.28
2025	306	2,063,708	3.0	3.1%	13.45	14.85	52	1,350,354	2.8%	2.6%	9.22	10.13	254	713,354	3.7%	3.8%	21.45	23.80
2026	293	1,822,972	2.7	3.1%	15.14	16.94	34	956,314	2.0%	1.8%	9.08	9.95	259	866,658	4.5%	4.7%	21.83	24.65
2027	323	2,139,486	3.1	3.6%	15.17	17.19	59	1,348,509	2.8%	3.1%	11.06	12.03	264	790,977	4.1%	4.3%	22.18	25.98
2028	305	1,691,807	2.5	3.3%	17.05	19.58	39	881,320	1.8%	2.0%	10.72	11.72	266	810,487	4.3%	4.8%	23.94	28.13
2029+	2,361	42,432,132	62.7	55.4%	11.58	15.00	1,075	37,407,326	77.1%	77.8%	10.01	12.86	1,286	5,024,806	26.2%	28.8%	23.31	30.96

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 12/31/18				79.4%	80.9%

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,545,069	90.5%	93.6%	$67,377	$20.50	6.8%	4.8%	7.6%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,710,036	94.2%	96.9%	32,788	21.81	2.4%	2.3%	3.7%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,842,402	78.8%	82.9%	40,905	13.91	3.5%	5.2%	4.6%
4	Dallas-Fort Worth-Arlington, TX	15	2,757,295	86.4%	91.9%	41,282	16.95	3.5%	3.7%	4.7%
5	Houston-The Woodlands-Sugar Land, TX	31	4,123,284	87.6%	93.1%	45,100	12.34	7.3%	5.6%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.9%	97.1%	4,971	11.34	0.7%	0.6%	0.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,502,447	77.9%	80.0%	17,633	15.37	2.1%	2.0%	2.0%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,039,355	91.9%	95.1%	57,926	17.32	5.4%	5.5%	6.5%
9	Atlanta-Sandy Springs-Roswell, GA	23	3,561,019	90.5%	92.1%	37,151	11.67	5.4%	4.8%	4.2%
10	Boston-Cambridge-Newton, MA-NH	6	712,668	93.5%	94.7%	8,615	12.82	1.4%	1.0%	1.0%
	Top 10 Largest US MSAs by Population	164	26,244,835	87.8%	91.3%	353,748	15.65	38.5%	35.5%	40.0%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	86.1%	86.1%	1,326	12.88	0.2%	0.2%	0.1%
12	San Francisco-Oakland-Hayward, CA	2	506,531	94.9%	98.3%	10,963	27.27	0.5%	0.7%	1.2%
13	Riverside-San Bernardino-Ontario, CA	4	498,553	92.3%	94.1%	8,014	19.51	0.9%	0.7%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,431,344	80.0%	92.5%	15,243	12.59	1.9%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,181,630	89.9%	91.8%	13,838	13.79	1.9%	1.6%	1.6%
17	San Diego-Carlsbad, CA	3	647,616	93.5%	98.7%	13,859	22.17	0.7%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	13	1,997,669	89.2%	92.1%	25,454	15.08	3.1%	2.7%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,197,905	87.0%	90.0%	14,538	13.98	1.2%	1.6%	1.6%
20	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
	Top 20 Largest US MSAs by Population	208	33,825,608	87.9%	91.7%	456,983	15.71	48.9%	45.8%	51.6%

21	St. Louis, MO-IL	2	209,036	84.3%	96.5%	2,160	10.88	0.5%	0.3%	0.2%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,637,456	92.1%	93.6%	14,975	10.73	1.2%	2.2%	1.7%
23	Orlando-Kissimmee-Sanford, FL	5	808,790	87.7%	95.8%	15,970	20.95	1.2%	1.1%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,953	10.88	0.2%	0.3%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,930	20.05	0.2%	0.1%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,930,720	88.1%	88.7%	20,982	15.85	1.6%	2.6%	2.4%
30	Kansas City, MO-KS	4	608,649	88.4%	92.2%	4,599	8.34	0.9%	0.8%	0.5%
31	Austin-Round Rock, TX	1	163,712	76.2%	97.0%	1,825	11.49	0.2%	0.2%	0.2%
32	Columbus, OH	3	435,069	88.1%	88.1%	3,686	10.13	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	908,546	96.1%	97.2%	10,345	11.71	0.7%	1.2%	1.2%
34	Indianapolis-Carmel-Anderson, IN	4	905,523	84.7%	86.0%	7,697	9.92	0.9%	1.2%	0.9%

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 35

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	95.8%	97.6%	8,897	11.47	0.9%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	86.9%	93.8%	2,645	20.81	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	703,934	90.8%	90.8%	6,619	10.80	0.9%	1.0%	0.7%
40	Jacksonville, FL	4	798,464	81.7%	94.9%	8,922	12.17	0.9%	1.1%	1.0%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	83.9%	90.3%	8,713	14.91	0.2%	0.9%	1.0%
43	Raleigh, NC	2	291,027	96.8%	97.5%	3,617	13.42	0.5%	0.4%	0.4%
44	Richmond, VA	2	222,690	96.8%	97.8%	3,276	15.04	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	707,728	96.0%	96.3%	7,257	10.99	0.9%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	3	596,013	90.3%	90.6%	9,216	17.07	0.7%	0.8%	1.0%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	269	46,662,573	88.4%	92.0%	602,267	14.94	63.3%	63.3%	67.8%

	MSAs Ranked 51 - 100 by Population	50	8,807,680	89.1%	92.7%	95,107	12.80	11.8%	12.0%	10.7%

	Other MSAs	106	18,202,871	87.9%	91.4%	190,369	12.52	24.9%	24.7%	21.5%

TOTAL		425	73,673,124	88.4%	91.9%	$887,743	$14.10	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,545,069	90.5	93.6	$67,377	$20.50	6.8	4.8	7.6
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,039,355	91.9	95.1	57,926	17.32	5.4	5.5	6.5
3	Houston-The Woodlands-Sugar Land, TX	5	31	4,123,284	87.6	93.1	45,100	12.34	7.3	5.6	5.1
4	Dallas-Fort Worth-Arlington, TX	4	15	2,757,295	86.4	91.9	41,282	16.95	3.5	3.7	4.7
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,842,402	78.8	82.9	40,905	13.91	3.5	5.2	4.6
6	Atlanta-Sandy Springs-Roswell, GA	9	23	3,561,019	90.5	92.1	37,151	11.67	5.4	4.8	4.2
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,710,036	94.2	96.9	32,788	21.81	2.4	2.3	3.7
8	Tampa-St. Petersburg-Clearwater, FL	18	13	1,997,669	89.2	92.1	25,454	15.08	3.1	2.7	2.9
9	Cincinnati, OH-KY-IN	29	7	1,930,720	88.1	88.7	20,982	15.85	1.6	2.6	2.4
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,502,447	77.9	80.0	17,633	15.37	2.1	2.0	2.0
	10 Largest MSAs by ABR	—	175	29,009,296	87.7	91.0	386,598	15.77	41.1	39.2	43.7

11	Orlando-Kissimmee-Sanford, FL	23	5	808,790	87.7	95.8	15,970	20.95	1.2	1.1	1.8
12	Detroit-Warren-Dearborn, MI	14	8	1,431,344	80.0	92.5	15,243	12.59	1.9	1.9	1.7
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,637,456	92.1	93.6	14,975	10.73	1.2	2.2	1.7
14	Denver-Aurora-Lakewood, CO	19	5	1,197,905	87.0	90.0	14,538	13.98	1.2	1.6	1.6
15	San Diego-Carlsbad, CA	17	3	647,616	93.5	98.7	13,859	22.17	0.7	0.9	1.6
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,181,630	89.9	91.8	13,838	13.79	1.9	1.6	1.6
17	Ann Arbor, MI	146	3	817,709	84.3	94.3	11,602	15.15	0.7	1.1	1.3
18	Naples-Immokalee-Marco Island, FL	144	4	778,064	79.7	81.1	11,336	18.46	0.9	1.1	1.3
19	San Francisco-Oakland-Hayward, CA	12	2	506,531	94.9	98.3	10,963	27.27	0.5	0.7	1.2
20	Binghamton, NY	192	4	753,407	98.6	98.6	10,449	14.06	0.9	1.0	1.2
	20 Largest MSAs by ABR	—	222	38,769,748	87.8	91.5	519,371	15.70	52.2	52.4	58.7

21	Cleveland-Elyria, OH	33	3	908,546	96.1	97.2	10,345	11.71	0.7	1.2	1.2
22	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	82.7	92.8	9,633	13.86	0.7	1.1	1.1
23	Hartford-West Hartford-East Hartford, CT	47	3	596,013	90.3	90.6	9,216	17.07	0.7	0.8	1.0
24	Jacksonville, FL	40	4	798,464	81.7	94.9	8,922	12.17	0.9	1.1	1.0
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	95.8	97.6	8,897	11.47	0.9	1.1	1.0
26	Memphis, TN-MS-AR	42	1	659,193	83.9	90.3	8,713	14.91	0.2	0.9	1.0
27	Boston-Cambridge-Newton, MA-NH	10	6	712,668	93.5	94.7	8,615	12.82	1.4	1.0	1.0
28	Vallejo-Fairfield, CA	121	1	519,223	85.4	86.6	8,497	19.18	0.2	0.7	1.0
29	Port St. Lucie, FL	111	5	636,693	86.4	89.0	8,318	14.80	1.2	0.9	0.9
30	Riverside-San Bernardino-Ontario, CA	13	4	498,553	92.3	94.1	8,014	19.51	0.9	0.7	0.9
31	North Port-Sarasota-Bradenton, FL	72	5	730,553	93.0	94.5	7,822	11.40	1.2	1.0	0.9
32	Indianapolis-Carmel-Anderson, IN	34	4	905,523	84.7	86.0	7,697	9.92	0.9	1.2	0.9
33	Louisville/Jefferson County, KY-IN	45	4	707,728	96.0	96.3	7,257	10.99	0.9	1.0	0.8
34	New Haven-Milford, CT	66	5	546,407	92.3	92.3	7,152	14.18	1.2	0.7	0.8

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	Milwaukee-Waukesha-West Allis, WI	39	4	703,934	90.8	90.8	6,619	10.80	0.9	1.0	0.7
36	Norwich-New London, CT	182	2	433,532	90.4	90.7	6,489	16.65	0.5	0.6	0.7
37	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	95.8	95.8	5,588	22.34	0.5	0.8	0.6
38	Wilmington, NC	168	2	379,107	96.7	97.7	5,422	14.79	0.5	0.5	0.6
39	Worcester, MA-CT	58	3	517,810	83.3	83.7	5,371	15.03	0.7	0.7	0.6
40	College Station-Bryan, TX	189	4	491,463	87.3	87.3	5,368	15.30	0.9	0.7	0.6
41	Greensboro-High Point, NC	75	1	406,768	89.1	89.1	5,114	14.12	0.2	0.6	0.6
42	Winston-Salem, NC	83	3	437,761	90.8	91.4	5,083	13.33	0.7	0.6	0.6
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	96.9	97.1	4,971	11.34	0.7	0.6	0.6
44	Dayton, OH	73	2	351,898	98.2	98.2	4,617	13.93	0.5	0.5	0.5
45	Kansas City, MO-KS	30	4	608,649	88.4	92.2	4,599	8.34	0.9	0.8	0.5
46	Manchester-Nashua, NH	131	2	347,947	85.1	96.3	4,387	21.37	0.5	0.5	0.5
47	Boulder, CO	155	1	278,692	82.7	97.3	4,383	16.17	0.2	0.4	0.5
48	Oxnard-Thousand Oaks-Ventura, CA	67	2	320,648	96.1	96.1	4,311	14.50	0.5	0.4	0.5
49	Charleston-North Charleston, SC	74	2	496,571	90.6	91.7	4,183	9.25	0.5	0.7	0.5
50	Roanoke, VA	160	3	478,298	98.0	98.4	4,004	9.77	0.7	0.6	0.5
	50 Largest MSAs by ABR	—	314	55,940,732	88.6	91.9	718,978	14.97	73.6	75.8	81.3

51	Spartanburg, SC	153	1	358,040	89.9	92.1	3,957	12.61	0.2	0.5	0.4
52	Mobile, AL	129	1	542,215	63.6	75.9	3,954	9.80	0.2	0.7	0.4
53	Pittsfield, MA	326	1	436,854	98.6	98.6	3,945	21.13	0.2	0.6	0.4
54	Fresno, CA	55	1	261,344	97.7	98.3	3,872	15.08	0.2	0.4	0.4
55	Columbus, OH	32	3	435,069	88.1	88.1	3,686	10.13	0.7	0.6	0.4
56	Greenville-Anderson-Mauldin, SC	61	2	220,723	95.9	98.3	3,620	17.10	0.5	0.3	0.4
57	Raleigh, NC	43	2	291,027	96.8	97.5	3,617	13.42	0.5	0.4	0.4
58	Bakersfield, CA	62	1	240,068	89.4	98.5	3,609	15.53	0.2	0.3	0.4
59	Panama City, FL	224	2	397,512	96.2	96.2	3,555	9.29	0.5	0.5	0.4
60	Saginaw, MI	229	2	428,740	93.9	94.2	3,407	12.04	0.5	0.6	0.4
61	Atlantic City-Hammonton, NJ	181	1	179,199	99.1	99.1	3,356	18.90	0.2	0.2	0.4
62	Richmond, VA	44	2	222,690	96.8	97.8	3,276	15.04	0.5	0.3	0.4
63	Odessa, TX	268	1	372,534	98.1	100.0	3,241	13.77	0.2	0.5	0.4
64	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	95.1	95.1	3,239	14.78	0.5	0.3	0.4
65	Des Moines-West Des Moines, IA	88	2	512,825	96.6	97.5	3,102	6.27	0.5	0.7	0.3
66	Greenville, NC	240	1	233,153	93.4	94.0	2,985	13.61	0.2	0.3	0.3
67	Springfield, MA	90	2	299,898	96.1	96.1	2,789	12.31	0.5	0.4	0.3
68	Blacksburg-Christiansburg-Radford, VA	233	1	181,055	100.0	100.0	2,745	15.42	0.2	0.2	0.3
69	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	86.9	93.8	2,645	20.81	0.2	0.2	0.3
70	Tullahoma-Manchester, TN	377	2	390,524	96.2	96.8	2,518	6.66	0.5	0.5	0.3

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 38

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	88.0	88.0	2,463	17.38	0.2	0.2	0.3
72	Fort Wayne, IN	125	2	248,451	84.4	84.4	2,462	13.68	0.5	0.3	0.3
73	Merced, CA	178	1	153,721	93.1	96.3	2,390	16.71	0.2	0.2	0.3
74	Savannah, GA	137	2	224,181	73.7	75.5	2,288	13.52	0.5	0.3	0.3
75	Santa Maria-Santa Barbara, CA	119	1	179,549	86.9	100.0	2,224	13.35	0.2	0.2	0.3
76	Duluth, MN-WI	174	1	182,969	98.3	98.3	2,218	12.33	0.2	0.2	0.2
77	Hickory-Lenoir-Morganton, NC	147	2	284,984	74.5	85.7	2,178	8.91	0.5	0.4	0.2
78	St. Louis, MO-IL	21	2	209,036	84.3	96.5	2,160	10.88	0.5	0.3	0.2
79	Lancaster, PA	102	2	170,128	94.1	99.1	2,122	12.58	0.5	0.2	0.2
80	Concord, NH	285	1	182,887	100.0	100.0	2,060	11.53	0.2	0.2	0.2
81	Toledo, OH	92	1	315,515	80.8	80.8	2,031	13.64	0.2	0.4	0.2
82	Elkhart-Goshen, IN	221	1	250,448	87.8	97.5	2,006	14.89	0.2	0.3	0.2
83	Tucson, AZ	53	1	165,350	98.7	100.0	1,998	12.08	0.2	0.2	0.2
84	Altoona, PA	336	1	258,818	71.5	83.0	1,993	9.37	0.2	0.4	0.2
85	Rutland, VT	539	1	224,514	98.4	98.4	1,988	9.00	0.2	0.3	0.2
86	Dover, DE	244	1	191,974	81.9	81.9	1,982	13.64	0.2	0.3	0.2
87	Pittsburgh, PA	26	1	199,079	100.0	100.0	1,953	10.88	0.2	0.3	0.2
88	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8	92.8	1,930	20.05	0.2	0.1	0.2
89	Portland-South Portland, ME	105	1	287,513	90.7	90.7	1,900	20.55	0.2	0.4	0.2
90	Tulsa, OK	54	1	186,851	100.0	100.0	1,900	10.17	0.2	0.3	0.2
91	Manhattan, KS	395	1	215,261	93.1	95.5	1,875	14.61	0.2	0.3	0.2
92	Austin-Round Rock, TX	31	1	163,712	76.2	97.0	1,825	11.49	0.2	0.2	0.2
93	California-Lexington Park, MD	358	1	92,335	100.0	100.0	1,777	19.25	0.2	0.1	0.2
94	Flint, MI	132	1	162,059	83.2	83.2	1,770	13.24	0.2	0.2	0.2
95	Greeneville, TN	491	1	223,564	54.7	93.8	1,746	8.42	0.2	0.3	0.2
96	Ithaca, NY	372	1	204,830	85.0	85.0	1,719	9.88	0.2	0.3	0.2
97	Syracuse, NY	85	1	122,626	95.0	100.0	1,713	13.97	0.2	0.2	0.2
98	Crestview-Fort Walton Beach-Destin, FL	179	1	158,118	96.9	96.9	1,712	11.18	0.2	0.2	0.2
99	Columbus, IN	443	1	142,989	96.2	96.2	1,591	11.56	0.2	0.2	0.2
100	Talladega-Sylacauga, AL	418	1	231,820	98.2	98.2	1,570	6.90	0.2	0.3	0.2
	100 Largest MSAs by ABR	—	380	68,222,906	88.8	92.2	845,640	14.51	89.4	92.6	95.3

	Other MSAs	—	45	5,450,218	83.1	88.3	42,103	9.06	10.6	7.4	4.7

TOTAL		—	425	73,673,124	88.4	91.9	$887,743	$14.10	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 39

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	50	8,121,665	84.5%	89.6%	$103,678	$14.79	11.8%	11.0%	11.7%
2	Texas	57	8,313,429	87.7%	92.7%	100,359	13.95	13.4%	11.3%	11.3%
3	California	28	5,233,299	92.6%	95.8%	93,557	20.14	6.6%	7.1%	10.5%
4	New York	29	3,687,730	92.8%	95.5%	66,613	19.39	6.8%	5.0%	7.5%
5	Pennsylvania	27	4,913,096	90.2%	94.5%	61,814	16.04	6.4%	6.7%	7.0%
6	Georgia	32	4,668,429	87.7%	89.5%	44,663	10.95	7.5%	6.3%	5.0%
7	North Carolina	20	4,243,202	91.0%	92.7%	42,962	11.56	4.7%	5.8%	4.8%
8	Illinois	18	4,106,268	79.7%	83.5%	42,464	13.35	4.2%	5.6%	4.8%
9	New Jersey	16	2,837,986	90.9%	93.1%	40,319	16.28	3.8%	3.9%	4.5%
10	Ohio	17	3,490,593	90.6%	91.0%	36,675	13.12	4.0%	4.7%	4.1%
11	Michigan	17	3,235,219	83.7%	92.0%	35,626	13.07	4.0%	4.4%	4.0%
12	Connecticut	12	1,862,523	89.8%	90.5%	26,479	15.75	2.8%	2.5%	3.0%
13	Tennessee	10	2,252,108	86.4%	94.8%	23,573	11.14	2.4%	3.1%	2.7%
14	Colorado	6	1,476,597	86.2%	91.4%	18,921	14.43	1.4%	2.0%	2.1%
15	Massachusetts	10	1,725,536	92.8%	93.4%	18,883	15.35	2.4%	2.3%	2.1%
16	Kentucky	8	1,856,913	89.2%	91.7%	17,638	11.50	1.9%	2.5%	2.0%
17	Minnesota	9	1,364,599	91.0%	92.7%	16,056	13.57	2.1%	1.9%	1.8%
18	Indiana	10	1,709,412	87.2%	89.4%	15,474	11.16	2.4%	2.3%	1.7%
19	South Carolina	7	1,305,686	92.1%	93.5%	14,999	12.53	1.6%	1.8%	1.7%
20	Virginia	9	1,355,467	93.9%	94.9%	14,986	12.40	2.1%	1.8%	1.7%
21	New Hampshire	5	772,528	89.9%	95.0%	8,284	13.89	1.2%	1.0%	0.9%
22	Wisconsin	4	703,934	90.8%	90.8%	6,619	10.80	0.9%	1.0%	0.7%
23	Maryland	3	410,713	98.1%	98.4%	5,590	13.83	0.7%	0.6%	0.6%
24	Alabama	2	774,035	73.9%	82.6%	5,524	8.75	0.5%	1.1%	0.6%
25	Missouri	5	655,984	87.6%	94.0%	5,302	8.77	1.2%	0.9%	0.6%
26	Kansas	2	376,962	90.4%	93.1%	3,332	12.16	0.5%	0.5%	0.4%
27	Arizona	2	284,875	93.4%	94.2%	3,324	12.39	0.5%	0.4%	0.4%
28	Iowa	2	512,825	96.6%	97.5%	3,102	6.27	0.5%	0.7%	0.3%
29	West Virginia	2	251,500	96.0%	96.0%	2,066	8.56	0.5%	0.3%	0.2%
30	Vermont	1	224,514	98.4%	98.4%	1,988	9.00	0.2%	0.3%	0.2%
31	Delaware	1	191,974	81.9%	81.9%	1,982	13.64	0.2%	0.3%	0.2%
32	Maine	1	287,513	90.7%	90.7%	1,900	20.55	0.2%	0.4%	0.2%
33	Oklahoma	1	186,851	100.0%	100.0%	1,900	10.17	0.2%	0.3%	0.2%
34	Louisiana	2	279,159	63.4%	76.3%	1,091	5.31	0.5%	0.4%	0.1%

TOTAL		425	73,673,124	88.4%	91.9%	$887,743	$14.10	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	542,215	75.9%	$3,954	$9.80	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,570	6.90	Walmart Supercenter	Burke's Outlet	-
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	86.1%	1,326	12.88	-	Gymnasium Academy, LA Fitness, Sears Outlet	XL Health Club
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	1,998	12.08	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
5	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	153,721	96.3%	2,390	16.71	SuperTarget*, Walmart Supercenter*	Marshalls, Petco	-
6	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	98.5%	3,609	15.53	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
7	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	96.4%	2,389	20.25	Trader Joe's*	24 Hour Fitness, CVS, Michaels	-
8	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	98.0%	1,264	19.09	Stater Bros.	-	-
9	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	127,267	70.8%	1,980	21.99	-	Big Lots, Chuze Fitness	-
10	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,930	20.05	Trader Joe's	Forever 21, World Market	-
11	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	98.8%	1,465	15.04	Vons (Albertsons)	Chuze Fitness	-
12	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	96.6%	2,758	22.58	Major Market, Trader Joe's	Rite Aid	-
13	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,872	15.08	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
14	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,224	13.35	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
15	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	79.9%	1,100	16.01	Grocery Outlet	Sears Outlet	In Shape Fitness
16	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	99.6%	5,781	20.97	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
17	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,070	17.45	Barons Market	Crunch Fitness, Dollar Tree	-
18	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,176	10.73	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
19	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,783	33.91	-	Kohl's, Party City	Walmart
20	Rose Pavilion (3)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	97.4%	8,180	25.57	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More	-
21	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.8%	5,888	23.26	-	Marshalls, Michaels	-
22	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	95.8%	4,758	29.21	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
23	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	98.2%	750	17.19	Stater Bros.	-	-
24	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2019	422,520	99.4%	9,636	23.76	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
25	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,828	23.23	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
26	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	99.7%	3,049	28.02	Trader Joe's	Big Lots, Petco, Rite Aid	-
27	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,543	23.82	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
28	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	95.9%	1,922	10.72	Vons (Albertsons)	Ace Hardware, Big Lots	-
29	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	91.8%	2,904	21.55	Stater Bros.	Rite Aid, Stein Mart	-
30	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,035	19.46	Ralphs (Kroger)	-	-
31	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	90.8%	1,776	19.49	Sprouts Farmers Market	-	-
32	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	86.6%	8,497	19.18	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
33	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	750	7.88	King Soopers (Kroger)	Arc	-
34	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	472,518	100.0%	7,121	15.07	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
35	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,749	10.14	King Soopers (Kroger)	Cinema Latino, Gen-X	-
36	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	91.2%	1,627	14.73	-	Chuze Fitness	-
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,692	97.3%	4,383	16.17	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Party City, Stickley Furniture, T.J.Maxx, Ulta	-
38	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	66.9%	3,291	17.39	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	92.4%	2,541	25.85	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

40	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	95.9%	2,394	12.91	Super Stop & Shop (Ahold)	Kohl's	Walmart
41	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	971	13.76	PriceRite (Wakefern)	-	The Home Depot
42	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	85.9%	4,162	14.27	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
43	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	-	Dollar Tree, Savers	-
44	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,513	16.77	Price Chopper	Dick's Sporting Goods	-
45	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,782	17.85	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
46	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	97.0%	1,737	13.49	-	A.C. Moore, Christmas Tree Shops	-
47	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,463	17.38	-	LA Fitness, Marshalls	-
48	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	84.1%	1,159	10.98	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
49	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,070	13.73	Super Stop & Shop (Ahold)	Dollar Tree	Target
50	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	86.3%	4,095	20.04	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
51	North Dover Center	Dover	DE	Dover, DE	1989	191,974	81.9%	1,982	13.64	-	Kirkland's, Party City, Staples, T.J.Maxx	-
52	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	93.7%	3,652	18.09	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
53	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.3%	6,330	22.54	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
54	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.3%	3,394	14.55	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
55	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	87,283	91.2%	1,896	23.81	-	Broward County Library, CVS	-
56	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,454	94.1%	1,507	8.78	Publix	Big Lots, Planet Fitness, Tractor Supply	-
57	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.9%	1,712	11.18	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
58	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	848	9.72	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
59	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	89.3%	2,388	8.64	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	-
60	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,976	18.11	-	Best Buy, David's Bridal, Restoration Hardware, Urban Air Trampoline & Adventure Park	-
61	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,680	17.71	-	LA Fitness	-
62	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	97.0%	2,329	17.98	Walmart Neighborhood Market	Walgreens	-
63	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.0%	1,871	11.38	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
64	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,882	76.5%	1,775	21.11	Publix	-	-
65	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	340,528	68.6%	2,891	15.73	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
66	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	256,719	50.9%	2,261	17.29	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
67	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	44.7%	1,271	13.43	Publix	-	-
68	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,640	18.35	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
69	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	254,548	98.3%	4,650	19.64	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
70	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	99.1%	1,045	12.99	Publix	Zone Fitness Club	-
71	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	93.4%	925	11.20	Sedano's	Family Dollar	-
72	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,446	17.34	-	Burlington Stores, LA Fitness	Target
73	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,066	13.97	Publix	-	-
74	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,067	16.26	Lucky's Market	-	-
75	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	420,005	94.4%	9,711	25.25	-	Main Event, Regal Cinemas	-
76	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	750	12.15	Publix	-	-
77	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,884	95.8%	2,880	18.96	-	Coastal Care, Walgreens	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

78	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.0%	1,180	13.12	Publix	-	-
79	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	98.0%	2,375	8.12	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
80	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	81.8%	1,901	14.28	Publix	Fortis Institute, Walgreens	-
81	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,175	13.06	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
82	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	679	11.43	Winn-Dixie (Southeastern Grocers)	-	-
83	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	97.4%	785	20.44	SuperTarget*	The Zoo Health Club	-
84	Beneva Village Shoppes (3)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2019	140,075	96.8%	1,808	13.34	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
85	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,059	12.19	Publix	Big Lots, Crunch Fitness, HomeGoods	-
86	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	82.4%	1,449	13.43	Publix	Planet Fitness	-
87	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2019	156,579	95.8%	1,246	8.31	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
88	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	98.0%	3,710	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
89	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.3%	1,953	18.54	Publix	CVS, Dollar Tree	-
90	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,629	17.30	Publix	Bealls Outlet, Pet Supermarket	-
91	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	97.6%	1,325	9.08	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
92	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	77.5%	743	8.97	-	Dollar Tree	-
93	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	83.5%	1,705	10.09	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
94	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	82.9%	1,612	12.85	Publix	Family Dollar, Flooring USA	-
95	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,281	12.23	Patel Brothers	Dollar Tree, LA Fitness	Walmart
96	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	90.9%	1,468	17.37	Publix	Rarehues	-
97	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	100.0%	1,408	15.66	-	Deal$, Ross Dress for Less, Lumber Liquidators	-
98	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	98.6%	2,271	15.79	Publix	Petco, T.J.Maxx, Ulta	-
99	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	948	7.35	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
100	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	625	6.54	Publix	Bealls Outlet	-
101	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,148	89.8%	2,382	15.15	Publix	JOANN, Planet Fitness	-
102	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	582	6.92	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	-
103	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	96.2%	5,142	20.20	-	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	-
104	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	833	6.06	-	Belk, Roses	-
105	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	93.0%	4,736	11.67	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
106	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	73.4%	1,151	7.55	-	At Home, Dollar Tree	-
107	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	543	8.20	Food Depot	Family Dollar	-
108	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	93.9%	1,099	14.81	Publix	-	-
109	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	708	8.50	Kroger	Planet Fitness	-
110	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	99.1%	2,280	13.43	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
111	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	745	6.82	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
112	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	95.4%	1,137	6.81	Ingles	Kmart	-
113	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	793	12.02	Publix	-	-
114	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	87.0%	1,109	13.43	Kroger	-	-
115	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	609	8.47	Food City	Family Dollar	-
116	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	783	11.09	Publix	-	-
117	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	86.8%	746	18.49	Kroger*	-	-
118	Westgate	Dublin	GA	Dublin, GA	2004	110,738	83.9%	596	6.68	-	Big Lots	The Home Depot

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

119	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,642	10.58	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
120	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.6%	1,169	10.07	Food Depot	Cinemark, Staples	-
121	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,420	11.06	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
122	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,374	14.34	Publix	-	-
123	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,306	13.93	Publix	-	-
124	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	53.5%	931	7.60	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
125	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	588	10.70	-	Marshalls	-
126	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.4%	1,118	10.70	Kroger	-	-
127	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	91.1%	1,882	13.40	Kroger	Kayhill's Sports Bar and Grill	-
128	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	569	8.85	Food Depot	-	-
129	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	998	11.00	-	PGA TOUR Superstore	-
130	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	62.8%	1,324	17.18	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
131	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,940	15.88	Kroger	-	-
132	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	99.1%	1,846	5.37	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
133	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	964	10.46	Kroger	-	-
134	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,507	6.36	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
135	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	95.7%	1,595	6.18	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
136	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	98.2%	3,450	17.61	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
137	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	2,001	14.33	-	XSport Fitness	Kohl's
138	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	269	5.34	Kroger	-	-
139	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,100	11.94	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
140	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.1%	4,189	14.95	-	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	-
141	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	79.5%	5,537	15.15	-	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
142	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	87.6%	2,520	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
143	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	59,409	74.4%	947	24.87	-	Walgreens	-
144	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (United Natural Foods Inc.)	-	-
145	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	87.3%	2,812	10.55	Tony's Finer Foods	Amber's Furniture, Big Lots, LA Fitness, Sears Outlet	Value City
146	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	82.1%	2,111	15.17	-	Best Buy, PetSmart, Stein Mart	-
147	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	95.5%	1,604	15.75	Sunset Foods	-	-
148	High Point Centre (3)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	50.2%	1,147	10.81	-	David's Bridal, JOANN, LA Fitness	-
149	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	94.9%	1,746	16.40	Jewel-Osco	Planet Fitness	-
150	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,766	79.1%	6,780	13.18	-	Art Van Furniture, Big Lots, buybuy BABY, Cost Plus World Market, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
151	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	2,038	18.02	-	LA Fitness, Regal Cinemas	-
152	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	751	6.73	Hy-Vee	Eye Surgeons Associates	-
153	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,923	12.15	Walt's Fine Foods	Planet Fitness, Tile Shop	-
154	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	91.4%	1,132	9.47	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
155	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,591	11.56	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
156	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,894	17.66	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
157	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	250,448	97.5%	2,006	14.89	Walmart Supercenter*	JOANN, Staples	-
158	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	81.4%	750	8.61	Kroger	-	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

159	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	696	9.72	Save-A-Lot	Citi Trends	-
160	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	383	14.20	Walmart Supercenter*	Aaron's	-
161	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	74.0%	568	7.81	Kroger	-	-
162	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	596,072	83.9%	5,119	10.29	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
163	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,335	10.11	Pay Less (Kroger)	-	-
164	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.1%	1,457	10.01	Hy-Vee	-	-
165	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	95.5%	1,875	14.61	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
166	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,057	8.10	-	At Home, Staples	-
167	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	91.0%	7,079	14.81	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Home Goods, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx	-
168	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,841	9.77	-	King Pin Lanes, Louisville Athletic Club	-
169	London Marketplace	London	KY	London, KY	1994	169,032	65.4%	973	8.80	Kroger	Goody's, Kohl's	-
170	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	2,002	11.44	Kroger	Petco	-
171	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	93.7%	1,551	10.82	Kroger	Annie's Attic	-
172	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.5%	1,863	12.15	Kroger Marketplace	-	-
173	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	94.9%	1,272	8.22	-	Big Lots, Books-A-Million, Office Depot	-
174	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	314	3.55	Super 1 Foods	dd's Discounts (Ross)	-
175	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	69.6%	777	6.64	Super 1 Foods	Ollie's Bargain Outlet	-
176	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	97.6%	951	7.46	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	-
177	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,559	100.0%	2,307	29.00	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
178	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,603	12.35	Super Stop & Shop (Ahold)	JOANN, Ocean State Job Lot	-
179	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	97.9%	3,222	11.78	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
180	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	237	15.28	Hannaford Bros. (Delhaize)*	-	Walmart
181	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,294	16.58	Shaw's (Albertsons)	Rainbow	-
182	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	95.5%	2,226	12.76	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
183	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,945	21.13	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
184	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,186	12.26	-	Ocean State Job Lot, Staples, T.J.Maxx	-
185	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	67.0%	1,912	27.98	Super Stop & Shop (Ahold)	Citi Trends	-
186	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,777	19.25	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
187	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	781	30.59	-	-	-
188	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,032	10.59	Giant Food (Ahold)	JOANN, Kmart, Peebles	-
189	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.7%	1,900	20.55	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
190	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,587	17.17	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
191	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2019	290,467	90.7%	4,157	15.78	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
192	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,011	11.84	Busch’s Fresh Food Market	Ace Hardware	-
193	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	825	10.43	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
194	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	83.2%	1,770	13.24	VG's Food (SpartanNash)	Dunham's Sports, Glik's	-
195	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	592	7.58	D&W Fresh Market (SpartanNash)	-	-
196	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	84.6%	1,442	9.15	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
197	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,592	96.3%	1,570	16.10	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

198	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,941	79.7%	2,228	10.25	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree	-
199	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,646	18.76	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
200	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,892	10.24	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
201	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,005	89.9%	1,515	15.41	Kroger	Planet Fitness, Rite Aid	-
202	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	93.8%	1,110	11.63	-	Party City, Planet Fitness	Burlington Stores
203	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	985	9.70	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
204	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Trampoline & Adventure Park	-
205	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.3%	1,343	10.96	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
206	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	858	7.23	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
207	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.7%	2,149	17.60	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
208	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.3%	2,218	12.33	-	Best Buy, David's Bridal, Dunham's Sports, JOANN, T.J.Maxx	-
209	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,980	11.11	Cub Foods (Jerry's Foods)	OfficeMax	-
210	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,049	100.0%	1,591	18.07	Cub Foods (United Natural Foods Inc.)*	-	-
211	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,144	11.43	-	Marshalls, Michaels	-
212	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2019	71,379	87.8%	874	18.68	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
213	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,518	98.2%	1,826	16.23	Fresh Thyme Farmers Market	Marshalls	-
214	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,491	12.38	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
215	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	91.7%	783	11.68	Festival Foods	Dollar Tree	-
216	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	98.0%	1,729	13.15	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
217	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.8%	771	5.87	Price Chopper	-	-
218	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.2%	1,393	8.69	Price Chopper	Ace Hardware	-
219	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	978	8.58	Price Chopper	-	-
220	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	431	6.43	Shcnuck's	-	-
221	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
222	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,533	91.5%	3,624	14.07	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
223	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	91.4%	1,897	8.91	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
224	Macon Plaza	Franklin	NC	-	2001	92,787	100.0%	540	10.67	BI-LO (Southeastern Grocers)	Peebles	-
225	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	96.1%	2,045	12.38	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
226	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.5%	3,204	13.47	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
227	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	89.1%	5,114	14.12	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow, Ross Dress for Less	Target
228	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.0%	2,985	13.61	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
229	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,668	9.56	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
230	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,079	4.31	Walmart Supercenter	Dollar Tree	-
231	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	74.8%	510	7.29	-	Big Lots, Harbor Freight Tools	-
232	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,396	15.30	-	Person County Health & Human Services	-
233	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,050	11.59	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

234	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.4%	2,200	6.51	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
235	Anson Station	Wadesboro	NC	-	1988	132,353	64.2%	573	6.75	-	Peebles, Tractor Supply Co.	-
236	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	94.0%	1,766	13.45	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
237	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,656	15.54	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
238	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,179	14.74	Harris Teeter (Kroger)	-	-
239	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	89.0%	2,919	12.55	Super Compare Foods	Citi Trends, Modern Home, Office Depot	-
240	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
241	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	94.7%	2,050	23.80	-	Bed Bath & Beyond, Boston Interiors, Walmart	-
242	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,060	11.53	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
243	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,337	19.62	-	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
244	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	74.7%	398	6.08	-	JOANN, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
245	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,439	9.79	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	-
246	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	65.7%	1,136	7.63	-	At Home, Planet Fitness	-
247	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	96.8%	4,542	23.13	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
248	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
249	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,198	9.11	-	Kmart, LA Fitness, Staples	-
250	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	150,919	100.0%	1,370	9.08	-	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness, Urban Air Trampoline & Adventure Park	-
251	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.8%	1,505	13.17	Super Stop & Shop (Ahold)	-	-
252	Marlton Crossing (3)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	332,196	99.0%	6,325	19.23	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
253	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,650	20.65	ShopRite	Petco, Rite Aid	-
254	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,101	32.17	ShopRite	-	-
255	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	100.0%	3,843	15.61	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
256	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,073	19.26	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
257	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	96.7%	1,539	11.35	ShopRite*	Peebles, PetSmart, Planet Fitness	-
258	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,356	18.90	ShopRite	Pier 1 Imports, Staples	-
259	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
260	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,370	16.75	Acme (Albertsons)*	Dollar Tree, Jersey Strong	-
261	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	90.5%	3,235	16.52	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
262	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,736	30.50	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
263	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	122,626	100.0%	1,713	13.97	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
264	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,435	21.27	Acme (Albertsons)	True Value	-
265	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,544	25.42	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
266	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.2%	1,894	26.23	Wild by Nature Market*, Stop & Shop*	Ace Hardware	Rite Aid
267	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,004	15.91	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
268	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,863	36.63	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx	-
269	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,719	9.88	-	Big Lots, JOANN, Party City, Rite Aid, True Value	-
270	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,503	20.82	Key Food Marketplace	T.J.Maxx	-
271	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	582	34.24	Trader Joe's	-	-
272	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	84.0%	1,287	25.06	KolSave Market*	Advance Auto Parts, Planet Fitness	-
273	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2019	27,727	100.0%	1,007	36.32	North Shore Farms	CVS	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

274	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,781	13.71	Super Stop & Shop (Ahold)	Planet Fitness, Savers	-
275	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.9%	2,120	10.86	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
276	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,964	16.10	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
277	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,542	98.7%	6,660	26.71	A Matter of Health	Barnes & Noble, Charlotte Russe, Marshalls, Modell's Sporting Goods, Petco	-
278	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	38,395	87.0%	1,285	38.46	-	Harmon Discount	-
279	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,678	22.41	-	Dollar Tree, HomeGoods	-
280	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,847	18.63	Best Market	CVS, T.J.Maxx	-
281	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
282	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,112	26.71	-	HomeGoods, Rite Aid	-
283	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	83.0%	1,301	21.65	Price Chopper	Family Dollar	-
284	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	97.6%	3,156	18.43	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
285	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,824	11.53	-	Olum's Furniture & Appliances, Rite Aid, Staples	-
286	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
287	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
288	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	97.3%	4,868	17.06	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
289	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
290	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	97.3%	2,513	29.19	H-Mart	-	-
291	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	98.8%	2,037	14.39	Giant Eagle	-	The Home Depot
292	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,482	10.76	Giant Eagle, Marc's	-	-
293	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	92.3%	2,333	17.45	Kroger	Petco, Planet Fitness, Rainbow	-
294	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,459	9.09	Kroger	Pet Supplies Plus	-
295	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	96.7%	3,467	14.21	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
296	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	62.6%	3,395	18.01	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
297	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	96.3%	1,046	30.54	Kroger	-	-
298	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.0%	1,301	9.87	Kroger	Dollar Tree, Planet Fitness	-
299	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,183	11.41	Kroger	-	-
300	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	164	10.31	Kroger*	-	-
301	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.7%	4,453	14.11	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
302	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	7,137	10.62	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
303	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
304	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,203	25.90	Kroger	Marshalls	-
305	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.1%	1,202	9.37	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
306	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	93.9%	611	7.28	Giant Eagle	-	Lowe's, Target
307	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	2,031	13.64	Kroger	Big Lots, Harbor Freight Tools	-
308	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,900	10.17	-	Basset Home Furnishings, Conn's, David's Bridal, Boot Barn, PetSmart	Best Buy
309	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	93.1%	2,486	19.00	Giant Food (Ahold)	CVS, Dollar Tree	-
310	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	258,818	83.0%	1,993	9.37	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival	-
311	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	780	11.08	Redner's Warehouse Market	-	Premiere Storage
312	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,953	10.88	Giant Eagle	Walmart	-
313	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	92.1%	3,736	13.85	Giant Food (Ahold)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

314	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	89.5%	2,305	9.11	-	Ollie's Bargain Outlet	-
315	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	423	12.48	-	-	-
316	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.9%	2,479	19.20	Giant Food (Ahold)	Wine & Spirits Shoppe	-
317	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	110,696	72.9%	1,238	15.35	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
318	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	1,928	25.90	Giant Food (Ahold)	Wine & Spirits Shoppe	-
319	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,098	10.45	-	Chuck E. Cheese's, Mealey's Furniture	-
320	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	93.8%	3,248	18.08	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
321	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,505	14.86	-	Kohl's, Marshalls, Regal Cinemas	-
322	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,308	17.39	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
323	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,076	8.00	-	Big Lots, Ollie's Bargain Outlet	-
324	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,346	12.61	Giant Food (Ahold)	-	-
325	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.9%	986	19.47	Weis Markets*	-	-
326	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	186,422	91.3%	5,025	29.86	McCaffrey's	Pier 1 Imports	-
327	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,679	25.19	-	Dollar Tree, Target, Wine & Spirits	-
328	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	583,063	98.0%	8,794	34.06	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
329	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.9%	1,312	7.82	Redner's Warehouse Market	French Creek Outfitters, Staples	-
330	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,521	10.52	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
331	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	419	10.05	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
332	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,649	16.69	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
333	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	776	12.54	Musser's Markets	Dollar Tree	Kmart
334	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	93.4%	3,411	11.59	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
335	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,340	33.22	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
336	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.4%	2,362	15.16	Kroger	Stein Mart	-
337	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,573	19.12	BI-LO (Southeastern Grocers)	-	-
338	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	877	13.85	BI-LO (Southeastern Grocers)	-	-
339	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	98.1%	1,555	9.26	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
340	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	88.4%	2,628	9.25	-	Gold's Gym, New Spring Church, Sears Outlet	-
341	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.8%	2,047	15.81	-	Ross Dress for Less, T.J.Maxx	Target
342	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	358,040	92.1%	3,957	12.61	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
343	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	558	11.00	Food Lion (Delhaize)	-	-
344	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.5%	2,810	10.86	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
345	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.5%	3,757	11.39	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness	-
346	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	223,564	93.8%	1,746	8.42	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
347	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Trampoline & Adventure Park	-
348	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	90.3%	8,713	14.91	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
349	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	89.5%	1,254	12.28	Kroger	Aaron's	-
350	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,076	12.63	Kroger	-	Walgreens
351	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.0%	1,288	7.20	Walmart Supercenter	Dollar Tree	-
352	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,230	6.17	Walmart Supercenter	Goody's	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

353	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	372	7.98	-	Bealls (Stage Stores), Family Dollar	-
354	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	97.0%	1,825	11.49	Big Bazar Grocery	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
355	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	979	11.19	-	24 Hour Fitness	-
356	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	688	9.60	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
357	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
358	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,015	8.21	-	Tops Printing	-
359	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	86.7%	2,745	18.38	-	Dollar Tree, Party City, Spec's Liquors	Kohl's
360	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	95.7%	1,298	27.33	Kroger	CVS	-
361	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	82.7%	742	10.67	-	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning	-
362	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	546	8.63	-	Family Dollar	-
363	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	505	15.26	-	Family Dollar	-
364	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	461	10.13	-	Big Lots, O'Reilly Auto Parts	-
365	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,167	11.23	El Rio Grande Latin Market	Family Dollar	-
366	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2019	536,064	95.0%	5,657	13.18	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, LA Fitness, Maya Cinema, Ross Dress for Less	-
367	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	92.8%	991	9.03	Food Town	Burkes Outlet, Walgreens	-
368	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	731	10.62	Albertsons	-	Anytime Fitness
369	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.0%	15,825	21.02	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
370	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	409	5.87	Foodland Markets	Family Dollar, Hi Style Fashion	-
371	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,972	11.91	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
372	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	91.2%	3,573	19.84	Tom Thumb (Albertsons)	DSW	-
373	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,103	12.65	Truong Nguyen Grocer	-	-
374	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	270	7.36	-	Dollar Tree, Texas Bingo	-
375	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	72.2%	828	11.55	-	Painted Tree Marketplace	-
376	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	96.0%	739	10.74	Kroger	-	-
377	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	994	29.37	Kroger	-	-
378	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	92,904	92.0%	2,308	27.01	-	CVS, Imagination Toys, I W Marks Jewelers	-
379	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	430	10.77	-	-	-
380	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	610	6.79	Food Town	-	-
381	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	80.2%	677	11.86	El Ahorro Supermarket	Melrose Fashions	-
382	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,507	16.22	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
383	Hearthstone Corners (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.6%	1,708	8.59	El Rancho	Big Lots, Conn's, Stein Mart	-
384	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	62,665	96.7%	734	12.12	-	24 Hour Fitness	-
385	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	70.1%	875	11.23	-	Fitness Connection	-
386	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,380	8.17	-	Big Lots, Hobby Lobby	-
387	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	97,369	99.4%	784	8.10	Foodarama	Burke's Outlet	-
388	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.7%	3,427	14.24	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
389	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	233	7.12	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
390	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.6%	2,824	14.00	Sellers Bros.	Conn's, Office Depot	-
391	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	81.4%	2,046	13.40	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
392	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,834	10.55	-	24 Hour Fitness, Floor & Décor	-
393	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	912	13.66	-	Family Dollar, Houston Community College	-
394	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,265	23.70	H-E-B	-	-
395	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	97.3%	1,238	15.34	ALDI	Dollar Tree, Party City, Salon In The Park	-
396	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	89.8%	2,056	9.49	Fiesta Mart	King Dollar, Marshalls	-

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

397	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	100.0%	2,569	11.20	-	Hobby Lobby, Palais Royal, Stein Mart	-
398	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	371	6.79	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
399	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	960	7.38	Super 1 Foods	Harbor Freight Tools, PetSense	-
400	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,241	13.77	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
401	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,984	15.33	Kroger	LA Fitness	-
402	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	92.0%	2,063	12.37	Kroger	Burkes Outlet	-
403	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,144	7.73	Kroger	Harbor Freight Tools, Walgreens	-
404	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	137,658	83.0%	2,678	24.62	Central Market (H-E-B)	-	-
405	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	86.7%	5,917	25.27	-	Gap Factory Store, Infinite Bounds Gymnastics	-
406	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,285	10.78	El Rancho	Palais Royal	-
407	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,514	79.9%	1,660	9.37	Kroger	Conn's, Planet Fitness	-
408	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,156	27.51	-	-	-
409	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	94.7%	738	16.60	ALDI	Planet Fitness, Walgreens	-
410	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,745	15.42	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
411	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,158	9.16	Weis Markets	Mountain Run Bowling, Tractor Supply Co.	-
412	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	136,680	99.3%	2,000	14.74	-	Gold's Gym, Hobby Lobby	Kohl's
413	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,276	15.54	-	2nd & Charles, Chuck E. Cheese's	-
414	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,198	13.57	Kroger	Hamrick's	-
415	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,462	9.23	-	Dollar Tree, Kohl's, PetSmart	-
416	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,344	8.24	Kroger	Big Lots, Dollar Tree	-
417	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,645	20.81	Trader Joe's	Kirkland’s, PetSmart, Ulta	-
418	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.6%	1,158	7.74	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
419	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.4%	1,988	9.00	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
420	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,115	8.49	-	T.J.Maxx	-
421	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,454	86.9%	3,130	16.42	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
422	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.7%	990	10.20	Pick 'n Save (Kroger)	-	-
423	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	95.2%	1,384	7.15	-	Hobby Lobby, Kohl's	ShopKo
424	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,284	7.42	Kroger	Big Lots, Dunham's Sports, Peebles	-
425	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					73,673,124	91.9%	$887,743	$14.10

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended December 31, 2018	Page 51